UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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China United Insurance Service, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2017 Annual Meeting

of Stockholders and Proxy Statement

April 28, 2017

Dear Valued Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of China United Insurance Service, Inc. (the “Annual Meeting”), which will be held on May 12, 2017, at 3:00 p.m. local time, at 7/F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan. You may also participate in the Annual Meeting through our telephone conference channel by dialing +886-2-3322-0688 (access code 144643).

The Notice of the Annual Meeting and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of China United Insurance Service, Inc. by voting on the business to come before this meeting. Whether or not you plan to attend the Annual Meeting in person or through telephone conference channel, we hope you vote as soon as possible to assure your representation. You can vote your shares over the Internet, by telephone, by fax or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

A copy of China United Insurance Service, Inc.’s Annual Report on Form 10-K accompanies these proxy materials for your information. At the Annual Meeting, we will review China United Insurance Service, Inc.’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely yours,

YI HSIAO MAO
Chief Executive Officer and Director

i

CHINA UNITED INSURANCE SERVICE, INC.

7F, No. 311 Section 3, Nan-King East Road
Taipei City, Taiwan

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 12, 2017

TO THE STOCKHOLDERS OF CHINA UNITED INSURANCE SERVICE, INC.:

Notice is hereby given that the Annual Meeting of the Stockholders of China United Insurance Service, Inc., a Delaware corporation, will be held on May 12, 2017, at 3:00 p.m. local time, at 7/F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan, for the following purposes:

A.	To elect six directors to hold office for a three-year term and until their respective successors are elected and qualified;
B.	To approve, by a non-binding advisory vote, the compensation of our named executive officers;
C.	To approve, by a non-binding advisory vote, the frequency of the advisory vote on compensation of our named executive officers;
D.	To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
E.	To approve the China United Insurance Service, Inc. 2017 Long-Term Incentive Plan; and
F.	To transact such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 21, 2017 (the “Record Date”) are entitled to notice of, and to vote at, this Annual Meeting and any adjournment or postponement thereof. The Board of Directors recommends that you vote FOR each of the proposals from A to E identified above.

By order of the Board of Directors,

YI HSIAO MAO
Chief Executive Officer and Director
Taipei, Taiwan

April 28, 2017

Important Notice Regarding the Availability of Proxy Materials for
The Stockholder Meeting To Be Held on May 12, 2017

In accordance with the rules of the Securities and Exchange Commission, we are advising our shareholders of the availability on the Internet of our proxy materials related to our forthcoming annual meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The notice of annual meeting of shareholders, Proxy Statement, form of proxy card and our most recent annual report on Form 10-K are available at www.proxyandprinting.com.

IMPORTANT:  You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please vote as soon as possible by using the Internet, fax, telephone or for those receiving paper copies of these proxy materials by completing, signing, dating and mailing your proxy card in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the meeting in person or through telephone conference channel. Please note, however, that if the record holder of your shares is a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited on behalf of the Board of Directors of China United Insurance Service, Inc. (the “Board” or the “Board of Directors”), a Delaware corporation (“CUIS” or the “Company”), for use at the Annual Meeting of Stockholders to be held on May 12, 2017 at 3:00 p.m. local time, at 7/F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about April 28, 2017.

ANNUAL MEETING AGENDA AND BOARD OF DIRECTOR VOTE RECOMMENDATIONS

Stockholders are being asked to vote on each of the following items at the Annual Meeting:

1.	The election of six director nominees named in this Proxy Statement to the Board of Directors, each to serve a three-year term and until their respective successors are elected and qualified;
2.	The approval of a non-binding advisory resolution approving the compensation of our named executive officers;
3.	The approval of, by a non-binding advisory resolution approving, the frequency of the advisory vote on compensation of our named executive officers;
4.	The ratification of the appointment of the Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
5.	The approval of the China United Insurance Service, Inc. 2017 Long-Term Incentive Plan.

The Board of Directors recommends that you vote FOR the proposed nominees to the Board of Directors named in this Proxy Statement and FOR each of the other proposals described above.

SOLICITATION AND VOTING

Voting Securities.  Only stockholders of record as of the close of business on April 21, 2017, the Record Date for the Annual Meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, we had 29,452,669 shares of common stock (the “Common Stock”) outstanding and 1,000,000 preferred shares outstanding, all of which are entitled to vote together as a single class with respect to all matters to be acted upon at the Annual Meeting. Each common stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her, while the preferred stockholder of record as of that date is entitled to ten votes for each share of preferred stock held by him. In addition to stockholders of record, “beneficial owners of shares held in street name” as of the Record Date as explained below can vote using the methods described below.

Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. When a quorum is present at the meeting, the election of directors will be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and any other matter will be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

In accordance with the rules of the Securities and Exchange Commission, we are advising our shareholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The notice of the Annual Meeting, this Proxy Statement, the form of proxy card and our most recent annual report on Form 10-K are available at www.proxyandprinting.com.

Voting of Proxies.  All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy provided by a stockholder of record, the shares will be voted in favor of each proposal.

You may vote in person by attending the Annual Meeting or by using the Internet or telephone or by completing and returning a proxy by mail or by fax.

Voting by Internet.  To vote by Internet, go to www.proxyandprinting.com, click on “Vote your Proxy” and select the “China United Insurance Service” logo. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time on May 10, 2017. You will need the control number found on your proxy card, instruction form or the notice of Annual Meeting. If you vote by Internet, do not return your proxy card or voting instruction card. If you hold your shares in “street name” as explained below, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for Internet voting instructions.

Voting by Telephone.  To vote by telephone, call 1-877-502-0550. Please note that if you call this number outside of the United States, you may be charged an international direct dial rates by your service carrier. Telephone voting is available from 9:00 A.M. to 5:00 p.m. Eastern Time. Your vote by telephone must be received by 5:00 p.m. Eastern Time on May 10, 2017. You will need the control number found on your proxy card, instruction form or notice of Annual Meeting. If you vote by telephone, do not return your proxy card or voting instruction card. If you hold your shares in “street name” as explained below, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for telephone voting instructions.

Voting by Mail.  By completing, signing and returning the proxy card in the prepaid and addressed envelope enclosed with proxy materials delivered by mail so that it is received by 5:00 p.m. Eastern Time on May 10, 2017, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign and return all proxy cards to ensure that all your shares are voted. If you return your signed proxy card but do not indicate your voting preferences, the persons named on the proxy card will vote the shares represented by that proxy as recommended by our Board. A stockholder of record may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, you, as a stockholder of record, may attend the Annual Meeting and obtain a ballot upon arrival.

Voting by Fax.  Complete, sign and date your proxy card and return it via fax to 1-727-289-0069. Your vote by fax must be received by 5:00 p.m. Eastern Time on May 10, 2017.

Voting in Person.  If you attend the Annual Meeting and plan to vote in person, you will be provided with a ballot at the Annual Meeting. If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Beneficial owners whose stock is held in the name of a bank, broker or other nominee generally will receive instructions for voting from their banks, brokers or other nominees, rather than directly from us. You can vote your shares held through a bank, broker or other nominee by following the voting instructions sent to you by that institution. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares. Whether you are a stockholder of record or a beneficial owner, you must bring valid, government-issued photo identification to gain admission to the Annual Meeting.

Revocability of Proxies.  A stockholder giving a proxy has the power to revoke it at any time before it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

Broker Non-Votes.  A broker non-vote occurs when a broker submits a proxy card with respect to shares held in street name on behalf of a beneficial owner but is prohibited from voting on a particular matter because the broker has not received voting instructions from the beneficial owner and therefore does not have discretion to vote the beneficial owner’s shares with respect to that matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of our independent registered public accounting firm. Non-routine matters include the election of directors and the advisory vote on executive compensation.

Solicitation of Proxies.  We will bear the entire cost of soliciting proxies for the upcoming meeting. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, Directors and others to solicit proxies, personally or by telephone, without additional compensation.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

According to our Certificate of Incorporation, the entire Board of Directors of our Company shall consist of not less than three nor more than fifteen members. Our directors shall be elected at the annual meeting of stockholders to hold office until the third annual meeting. In addition, our holder of Series A Preferred Stock is entitled to appoint one director. Certain corporate matters, such as decrease or increase of the size of our Board, related party transactions, merger or amalgamation or consolidation of the Company, incurrence of indebtedness or expenditure in excess of certain threshold, shall not be undertaken without the affirmative vote of the Series A Director.

We have a Board of Directors that currently consists of three Directors, of which two were elected by the holders of Common Stock and Series A Preferred Stock voting together as a single class (the “Common Stock Directors”), and one was appointed by the holder of Series A Preferred Stock (the “Series A Director”, together with the Common Stock Directors, each a “Director” and collectively, the “Directors”)

Mr. Li Fu Chang and Mr. Li Chwan Hau are our current Common Stock Directors who are subject to re-election at the 2017 Annual Meeting. Mr. Mao was appointed as the Series A Director of the Board by the unanimous consent of holder of all the outstanding shares of our Series A Preferred Stock, on December 9, 2016, filling the vacancy left by the resignation of Ms. Lee Shu Fen, our former Series A Director.

In anticipation of our plan to apply for listing on the NASDAQ Stock Market, we will be electing six Common Stock Directors at the 2017 Annual Meeting of Stockholders.

The nominees for Common Stock Directors recommended by the Board of Directors for election at the 2017 Annual Meeting are Fu Chang Li, Chwan Hau Li, Chih Yuan Lu, Hsin Lo Tien, Chun Hui Yang and Tse Hsun Niu. If elected, they will serve as Common Stock Directors until our 2020 Annual Meeting in 2020 or until their successors are elected and qualified or until such Director’s earlier death, resignation or removal. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

Vote Required

If a quorum is present at the meeting, a plurality of votes shall be sufficient to elect Common Stock Directors. Abstentions and broker non-votes have no effect on the vote.

Recommendation

The Board of Directors recommends a vote “FOR” each of the nominees named above.

Biographical Information

The following table sets forth the biographical information of our current Series A Director and the six nominees to be elected as Common Stock Directors at this meeting:

Name	Age	Position with the Company
Series A Director Appointed by the Series A Preferred Stockholder
Yi Hsiao Mao	58	Series A Director and Chief Executive Officer
Common Stock Directors Nominated for Election at the 2017 Annual Meeting
Fu Chang Li	61	Director
Chwan Hau Li	56	Director
Chih Yuan Lu	44	Independent Director
Hsin Lo Tien	41	Independent Director
Chun Hui Yang	28	Independent Director
Tse Hsun Niu	48	Independent Director

Series A Director appointed by the Series A Preferred Stockholder

Yi Hsiao Mao, Series A Director and Chief Executive Officer

Mr. Mao has served as a Common Stock Director of our Company from June 2010 to December 2016 when he was appointed as a Series A Director and has since served at such capacity. Mr. Mao has assumed the position as our Company’s Chief Executive Officer since August 2014, in which he oversees the strategic and operational initiatives of all business segments of our Company. Mr. Mao, with over 30 years of insurance brokerage experience, is the founder of Law Insurance Broker Co., Ltd. (“Law Broker”), a premier insurance brokerage company in Taiwan. In addition, Mr. Mao has served as the supervisor for our Company’s consolidated entity in China, Jiangsu Law Insurance Brokers Co., Ltd. (“Jiangsu Law”), since March 2005. He is also a director of Law Enterprise Co., Ltd. (“Law Enterprise”) in Taiwan.

Mr. Mao received his Bachelor’s degree from Taiwan Soochow University School of Law, and had acquired a Taiwan lawyer’s practice certificate. Mr. Mao was selected as a Director because of his extensive experience and profound knowledge in both the insurance industry and our Company’s operations in China.

Common Stock Directors Nominated for Election at the 2017 Annual Meeting

Fu Chang Li, Director

Mr. Li has served as a Director of our Company since January 2011. As one of the pioneering insurance agents in Taiwan, Mr. Li has over 30 years of insurance experience, including 17 years in the insurance brokerage industry. From 1980 to 1992, he served as the head of sales division at Guohua Life Insurance. From 1992 to 1993, Mr. Li assumed the role of general manager for Gongxin Insurance Brokers or KHIB. Mr. Li was the president of Time Insurance Brokers from 1993 to 2003. After serving as the Consultant of Law Anhou Insurance Agency Co., Ltd. (“Anhou”), a consolidated entity of our Company in China, from October 2003 to October 2009, he became the Chairman of Anhou from October 2009 to May 2012. He is currently the Deputy General Manager of Anhou.

Mr. Li received his Bachelor’s degree in Mass Communications from Fu Jen Catholic University in Taiwan.

Chwan Hau Li, Director

Mr. Li has served as a Director of our Company since January 2011. He was a director of Sichuan Kangzhuang, a consolidated entity of our Company in China, from 2006 to 2010. Mr. Li has over 20 years of insurance experience, and has held various managerial positions throughout his career. From 1987 to 2000, he served as a business development manager at Taiwan Life Insurance. In April 2000, he founded Genius Insurance Brokers, and has served as its chairman until the present. Mr. Li is also the chairman of Genius Financial Consultants. He is the former chairman of Insurance Brokerage Association of Taiwan.

Mr. Li received his B.B.A degree from Tamkang University in Taiwan and M.S. degree in Actuarial Science from University of Iowa in the United States. He holds an actuarial certification.

Chih Yuan Lu, Independent Director

Mr. Lu contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience as a senior accounting and financial executive at a multi-billion dollar global enterprise. He has strong qualifications in developing and implementing financial controls and processes, in addition to productivity improvement and change management. Prior to joining Transcend Information Inc. in 2003, Mr. Lu had served as a public auditor at PricewaterhouseCoopers Taiwan from 1997 to 1999. From 2003 to 2005, he was promoted from a specialist to the manager of the Finance and Shipping departments at Transcend Information Inc. From 2005 to 2009, he joined Transcend Information BV, Rotterdam, where he served as the financial controller, supervising the HR/ACC/CS/Logistic (Cash & Inventory) departments with over 50 employees. From 2009 to 2010, Mr. Lu became the administration director at the Taipei Headquarter, overseeing the HR, LIPO (Legal), and Quality Assurance departments. From 2010 to February, 2017, he served as the Chief Financial Officer and Spokesperson at Transcend Information Inc., in which he was responsible for all administrative, financial, and risk management operations of the company, supervising a 60-member team of 12 worldwide offices.

Mr. Lu received his B.B.A degree in Accounting from Tung-Hai University in Taiwan and his M.B.A degree from University of Massachusetts, Dartmouth MA, U.S.A.

Hsin Lo Tien, Independent Director

Ms. Hsin contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her strong strategic, numerical and operating acumen acquired from years of managerial experience at various renowned multinational companies, and proven reputation and track record of excellence in supply chain and operation management. From 2003 to 2008, she served as the demand manager at Schneider Electric Taiwan Co. Ltd., where she was responsible for leading S&OP process and coordinating demand forecast with input from sales, marketing, finance, sourcing and supply planning. From 2008 to 2013, she served as Sr. Supply Chain Manager at Philips Lighting Taiwan Ltd., where she was responsible for capacity planning, production scheduling, inventory control, warehousing and logistics. Since 2013, she has served Customer Service Manager at Nobel Biocare Taiwan Co., Ltd., where she oversees the customer service department, ensuring the company delivers the highest level of customer service; develops and implements customer service policy for the company.

Ms. Hsin received her Bachelor’s degree in Public Administration from National Chengchi University in Taiwan.

Chun Hui Yang, Independent Director

Ms. Yang contributes to the mix of experience and qualifications the Board seeks to maintain primarily because of her expertise in financial, managerial, and accounting analysis. Ms. Yang is skilled in the production and presentation of consolidated financial statements and in the preparation of payroll, sales, and property tax returns. From September 2012 to September 2015, she served as an auditor at PricewaterhouseCoopers, where she performed external audit on the financial statements and examined company accounts and financial control systems. Since October 2015, she has served as an accountant at CI-FONG Accounting Firm, where she is responsible for providing business clients with tax filing & planning, auditing, and management consulting services.

Ms. Yang received both her Bachelor’s degree in Accounting and her Master’s degree in Accounting from National ChengChi University in Taiwan.

Tse Hsun Niu, Independent Director

Dr. Niu contributes to the mix of experience and qualifications the Board seeks to maintain primarily because of his expertise in advertising, political communications, public relations, and electoral strategies. In August 2002, he joined the Department of Advertising at Chinese Culture University in Taiwan, where he has served as an assistant professor from August 2002 to July 2007; associated professor from August 2007 to January 2015, and professor since February 2015. Prior to joining the academia, he was the Associate Section Assistant at the Ministry of Foreign Affairs, R.O.C. from December 1998 to January 2002. Over the course 25 years of research and studies, he has authored over 13 books, 16 research journals, 22 dissertations, and over 60 news articles related to advertising & strategy and government public relations.

Dr. Niu received his Bachelor’s degree in Diplomacy, Master’s degree in Diplomacy, and Doctoral degree in Political Science from National ChengChi University in Taiwan.

CORPORATE GOVERNANCE

Director Independence

In anticipation of our plan to apply for listing on the NASDAQ Stock Market, the Board of Directors has determined that, each of the following director nominees satisfies the requirements of an independent director within the meaning set forth under applicable rules of the NASDAQ Stock Market: Chih Yuan Lu, Hsin Lo Tien, Chun Hui Yang and Tse Hsun Niu. Mr. Mao does not meet the requirements of independence because Mr. Mao serves as the Chief Executive Officer of our Company. The Company is currently assessing the independency of Mr. Li Fu Chang and Mr. Li Chwan Hau under the applicable rules of the NASDAQ Stock Market.

Board Meetings and Committees

The Board of Directors held two meetings during the fiscal year ended December 31, 2016. During that period, each of our three existing directors attended all of meetings of the Board.

The Board of Directors has approved to establish three standing committees: (i) Audit Committee, (ii) Compensation Committee, and (iii) Nominating and Corporate Governance Committee. The members of those committees shall be appointed by the Board.

Audit Committee

The Audit Committee shall be composed of not less than three Board members. All members of the Audit Committee shall satisfy the independence requirements set forth under the applicable rules of the NASDAQ Stock Market. The Audit Committee will operate under a written charter, which has been approved and adopted by the Board of Directors. A copy of the charter is attached here in Appendix A, which will also be available on our website at holdingscuis.com/cuis_en/.

The primary purpose of the Audit Committee is to oversee and monitor (i) our financial statement and other financial information provided to shareholders; (ii) compliance with legal, regulatory and public disclosure requirements; (iii) the independent auditors; (iv) our internal control system; (v) treasury and finance matters; (vi) enterprise risk management, privacy and data security; (vii) the general auditing, accounting, and financial reporting process, as well as to prepare the committee report required by the rules of SEC.

The primary duties and responsibilities of the Audit Committee include retaining our independent auditor, reviewing its independence, reviewing and approving the planned scope of its audit engagements, reviewing and approving any fee arrangements with our independent auditor, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by the independent auditor, reviewing our annual audited financial statements, reviewing the internal audit work, reviewing the adequacy of our internal control over accounting and financial reporting, reviewing and discussing with management and independent auditor regarding the accounting policies, government correspondence and other matters in relation to independent and internal audit, reviewing and discussing with the management the treasury, finance, and statutory reorganization matters and reviewing and discussing with management the business and financial risk, privacy and data security matters.

Compensation Committee

The Compensation Committee shall be composed of not less than three Board members. All members of the Compensation Committee shall satisfy the independence requirements set forth under the applicable rules of the NASDAQ Stock Market and qualify as non-employee directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee will operate under a written charter, which has been approved and adopted by the Board of Directors. A copy of the charter is attached here in Appendix B, which will also be available on our website at holdingscuis.com/cuis_en/.

The primary purpose of the Compensation Committee is to (i) review and approve the compensation of the Company’s executive officers; and (ii) act as the administering committee for equity compensation plans as designated by the Board; and (iii) perform other duties and responsibilities set forth in its charter.

The primary duties and responsibilities of the Compensation Committee include reviewing and approving the benefit policies and salary and bonus earned by the Chief Executive Officer and other executive officers, employees and sales agents, reviewing and approving the compensation arrangements for newly-hired executive officers, reviewing the performance of the Chief Executive Officer and others executive officers and the employment or post-employment agreement applicable to executive officers; reviewing with management the employee and sales agent benefit policies and programs, recommending to the Board the establishment or modification of equity compensation plans and acting as the administering committee of any employee and sales agent bonus and other incentive plans, equity compensation plans and equity arrangements.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee shall be composed of not less than two Board members and each member shall satisfy the independence requirements set forth under the applicable rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee will operate under a written charter, which has been approved and adopted by the Board of Director. A copy of the charter is attached here in Appendix C, which will also be available on our website at holdingscuis.com/cuis_en/.

The primary purpose of the Nominating and Corporate Governance Committee is to (i) consider and report periodically to the Board on matters relating to the identification, selection and qualification of Board members and candidates nominated to the Board; and (ii) advise and make recommendations to the Board with respect to corporate governance matters. The primary duties and responsibilities of the Nominating and Corporate Governance Committee are to (i) screen and recommend the selection of nominees to the Board to fill vacancies and newly created directorships; (ii) develop a pool of potential director candidates; (iii) consider and oversee the performance evaluation process of the directors, including incumbent members and their re-election; (iv) consider shareholder nominees for election to the Board; (v) consider and recommend applicable corporate governance principles and compliance mechanisms, including reviewing and monitoring the compliance with the Corporate Code of Business Conduct and Ethics.

While we do not have a formal diversity policy, our Board of Directors believes that our Board should have diversity of knowledge base, professional experience and skills, and takes age, gender and ethnic background into account when considering director nominees.

Pursuant to the terms of its charter, the Nominating and Corporate Governance Committee will consider qualified director candidates suggested by our stockholders.

In addition, stockholders may submit nominations for election of directors in accordance with the requirements of the proxy rules established by the SEC and our bylaws. According to our bylaws, stockholders shall have the right to nominate one director candidate on the basis of each integral 10% of all outstanding common shares of our Company.

Family relationships

As Ms. Lee Shu Fen, spouse of Mr. Mao, resigned from the Board as Series A Director appointed by the Series A Preferred Stockholders on December 9, 2016, there are no family relationships by and between or among the members of the Board or other executives. None of our Directors and officers is directors or executive officers of any company that files reports with the SEC.

Involvement in certain legal proceedings

No bankruptcy petition has been filed by or against any business of which any of our executive officers was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

No Director has been convicted in a criminal proceeding and is not subject to a pending criminal proceeding (excluding traffic violations and other minor offenses).

No Director has been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

No Director has been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated.

Indemnification

Pursuant to our Certificate of Incorporation and bylaws, we shall indemnify, to the fullest extent permitted by applicable law, our officers and Directors for various expenses and damages resulting from their acting in these capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our officers or Directors pursuant to those provisions, we have been informed that in the opinion of the SEC that such indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

Risk Management

Our Board is responsible for reviewing and assessing business enterprise risk and other major risks facing the Company, and evaluating management’s approach to addressing such risks. Periodically, our Board reviews key risks our Company is facing, plans for addressing these risks and the Company’s risk management practices overall. In connection with these reviews, our Board members rely on information from external sources as well as on their individual experiences identifying and managing business enterprise risk for other entities both within and outside of our industry. Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full Board. Our legal and finance staffs serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

We believe the division of risk management responsibilities described above is an effective approach for identifying and addressing the risks facing our Company, and that the leadership structure of our Board is effective in implementing this approach.

Insider Transactions Policies and Procedures

We currently do not have an insider transaction policy.

Communications with Directors

Stockholders may communicate with any and all Directors by transmitting correspondence by mail addressed as follows: c/o Corporate Secretary, 7/F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan.

Director Attendance at Annual Meetings

Our Directors shall make every effort to attend the Company’s Annual Meeting of Stockholders.

Corporate Code of Business Conduct and Ethics

The Board has adopted a Corporate Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. Copy of the document is attached hereto as Appendix D. Any waiver of our Corporate Code of Business Conduct and Ethics granted to any of our directors or executive officers, along with reasons for granting such waiver, will be published promptly on our website holdingscuis.com/cuis_en/. Please note that the information on our website is not incorporated by reference in this Proxy Statement.

PROPOSAL NO. 2
ADVISORY (NON-BINDING) VOTE
ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Background

The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. Please read the Compensation Discussion and Analysis section of this Proxy Statement for a detailed discussion about our executive compensation, including information about the fiscal year 2016 compensation of our named executive officers.

The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we hold the advisory vote on executive compensation at least once every three years. To be advised by our shareholders on frequency of the advisory vote on executive compensation, our Board of Directors suggests to hold the advisory vote on executive compensation annually as a matter of good corporate practice.

These compensation practices are discussed in detail in the Compensation Discussion and Analysis section of this Proxy Statement and have the following objectives:

•	Properly align the interests of our stockholders with those of our executive leadership team;
•	Reward actions and achievements that are consistent with the short- and long-term goals of our business strategy; and
•	Remain competitive to attract, retain and motivate employees with relevant experience and skills needed to achieve our business goals.

The vote solicited by this Proposal No. 2 is advisory, and therefore is not binding on our Company or our Board of Directors, nor will its outcome require our Company or our Board of Directors to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by our Company or our Board of Directors.

Furthermore, because this non-binding advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these past decisions. However, our Board of Directors values the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 2:

RESOLVED, that the stockholders of China United Insurance Service, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s Definitive Proxy Statement for the 2017 Annual Meeting of Stockholders.

Vote Required

Approval of this resolution requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter, or through other methods approved pursuant to our bylaws. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Recommendation

The Board of Directors believes that the compensation of our named executive officers, as described in the Compensation Discussion and Analysis and the tabular disclosures under the heading “Executive Compensation and Related Information — Compensation Discussion and Analysis”, is appropriate for the reasons stated therein. Therefore, the Board of Directors unanimously recommends a vote “FOR” approval of the compensation for our named executive officers.

PROPOSAL NO. 3
ADVISORY (NON-BINDING) VOTE
ON FREQUENCY OF SAY-ON-PAY VOTES

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act provides that shareholders be given the opportunity to vote once every six years, on a non-binding advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers, as disclosed in accordance with the compensation disclosure rules of the SEC. By voting with respect to this Proposal 3, shareholders may indicate whether they would prefer that we conduct future advisory votes on the compensation of the named executive officers once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board of Directors has determined that an annual advisory vote to approve the compensation of the named executive officers will allow our shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the Proxy Statement each year. The Board believes that an annual vote is therefore consistent with the Company’s efforts to obtain your input on executive compensation matters. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors, or the Compensation Committee.

As an advisory vote, this proposal is not binding on our Company or our Board of Directors. However, we value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of conducting a say-on-pay vote.

It is expected that the next vote on a frequency of say-on-pay proposal will occur at the 2023 Annual Meeting of Shareholders.

Vote Required

Shareholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below. A plurality of the votes cast for Proposal No. 3 will determine the shareholders’ preferred frequency for holding an advisory vote on executive compensation. This means that the option for holding an advisory vote every 1 year, 2 years, or 3 years receiving the greatest number of votes will be considered the preferred frequency of the shareholders.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 3:

RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote to approve the compensation of the Company’s Named Executives as set forth in the Company’s Proxy Statement should be every one year, every two years, or every three years.

Recommendation

The Board of Directors recommends that you vote for the option of “1 year” as the preferred frequency for the advisory votes on executive compensation.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Simon & Edward, LLP as the independent registered public accounting firm to audit the consolidated financial statements of our Company for the fiscal year ending December 31, 2017. Simon & Edward, LLP has acted in such capacity since its appointment on January 17, 2014.

Stockholder ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the appointment of Simon & Edward, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, our Board of Director will reconsider whether or not to retain that firm. Even if the selection is ratified, our Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and its stockholders.

Vote Required

The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees billed to China United Insurance Service, Inc. for the fiscal years ended December 31, 2016 and 2015 by Simon & Edward, LLP:

	Fiscal 2016	Fiscal 2015
Audit fees(1)	295,750	$293,500
Audit-related fees(2)	7,075	16,405
Tax fees(3)	27,200	27,200
All other fees	—	—
Total	$330,025	$337,105

(1)	Consists of fees billed for the audit of our transition financial statements, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)	Consists of fees billed for all out-of-pocket expenses associated with performing audit and review services.
(3)	“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our board pre-approved the audit service performed by Simon & Edward, LLP for our consolidated financial statements as of December 31, 2014, 2015 and 2016.

PROPOSAL NO. 5
APPROVAL OF THE CHINA UNITED INSURANCE SERVICE, INC.
2017 LONG-TERM INCENTIVE PLAN

Our Board adopted the China United Insurance Service, Inc. 2017 Long-Term Incentive Plan (the “2017 Plan”), subject to stockholder approval. We are asking you to approve the 2017 Plan, which will make 10,000,000 shares of Common Stock available for issuance to our employees and other eligible participants. The material features of the 2017 Plan are described below. The Company will not grant any awards under the 2017 Plan before approval by the stockholders of the Company.

Timing of Proposal

There are a number of reasons why we are seeking approval of the 2017 Plan at this time. Our stockholders have not previously approved a long-term equity incentive plan. We think it timely for us to approve a long-term equity incentive plan to make it more consistent with current practices and our needs. Adoption of the 2017 Plan also will enable us to qualify any performance-based compensation grants under Section 162(m) of the Code. Stockholder approval of the performance measures for 162(m) purposes is required.

a. Why We Support the Proposal

The 2017 Plan is key to our attracting and retaining top talent.  Attracting and retaining top talent in this very competitive industry is one of our fundamental strategic imperatives. Our long-term equity compensation program for our key employees and eligible sales agents will be a significant element of our compensation strategy for attracting and retaining our top employees and sales agents. We have found that equity-based awards are valued by our managers and professionals. That sense of value, when coupled with multi-year vesting periods, serves to enhance retention of these associates as well as collaboration among them. We believe an equity incentive plan is key to our long-term success and the future success of our stockholders. As of April 25, 2017, our stock was trading at $5.00 per share on the over-the-counter market.

The 2017 Plan will be used to align the long-term interests of our associates with those of our stockholders.  We consider it crucial to maintain a strong association between compensation of our key employees and our stockholders’ long-term interests. Our long-term equity compensation program is a significant factor in achieving this goal.

The 2017 Plan will be used to grant performance-based awards to our named executive officers and certain other employees and sales agents.  We believe that including performance-based metrics as vesting hurdles in full value awards for these individuals will enhance the existing link between compensation and performance provided by our annual bonus and equity programs. Moreover, including performance-based metrics as vesting hurdles in full value awards benefits the Company as it enables such awards to qualify as performance-based awards that are exempt from the $1,000,000 limit on deductions for compensation we pay to covered employees.

Governance-related Provisions.  As discussed below, the 2017 Plan includes terms that reflect our strong commitment to governance measures and plan design features considered important by key institutional stockholders and proxy advisory firms.

For these reasons, we are asking you to approve the 2017 Plan and thereby enable us to continue to implement our long-term equity compensation program.

Key Features Designed to Protect Stockholders’ Interests

The 2017 Plan’s design reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following 2017 Plan features:

•	Independent Administrator. The Board of Directors will generally be the administrator of the 2017 Plan. Administrative powers may be delegated to officers and other employees, but all determinations regarding awards to our executive officers must be made by the Board, and all determinations regarding awards to our non-employee directors must be made by the Board.
•	No Evergreen Feature. The 2017 Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the 2017 Plan.

•	Repricing Prohibited. The 2017 Plan requires that stockholder approval be obtained for any repricing, exchange or buyout of underwater awards.
•	Reloading Prohibited. The 2017 Plan prohibits granting stock options with replenishment features.
•	No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the closing price of our Common Stock on the date the award is granted and a term no longer than ten years.
•	Per-Participant Limits on Awards. The 2017 Plan limits the size of awards that may be granted during any one year to any one participant.
•	Performance-Based Awards. The 2017 Plan permits the grant of performance-based stock and cash-incentive awards that are payable only upon the attainment of specified performance goals. The 2017 Plan includes the provisions necessary to enable us to grant qualified performance-based awards which are intended to be exempt from the $1,000,000 limit on deductions for compensation paid to covered employees.
•	No Dividends on Performance-Based Awards Unless and Until Performance Goals are Met. The 2017 Plan prohibits the payment of dividends or dividend equivalents on performance-based awards unless and until the applicable performance goals for such award have been met, as determined by the Board.
•	No Liberal Definition of Change in Control. The 2017 Plan’s definition of a change-in-control transaction provides that any award benefits triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by our Board or stockholders.
•	No Transfers for Value. Participants are not permitted to transfer awards for value under the 2017 Plan.
•	No Liberal Share Recycling Provision. The 2017 Plan does not include liberal share recycling provisions.

b. Summary of the 2017 Plan

The following summary describes the most significant features of the 2017 Plan. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached as Appendix E this Proxy Statement. As of the date of this Proxy Statement, 4 non-employee directors and approximately 5,200 individuals are eligible to participate in the 2017 Plan.

Eligibility and Participation

The administrator selects the individuals who will participate in the 2017 Plan. Eligibility to participate is open to officers, directors and employees of, and other individuals (including sales agents who are exclusive agents of the Company or its subsidiaries or derive more than 50% of their income from those entities) who provide bona fide services to or for, us or any of our subsidiaries. The Board may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our subsidiaries. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with us.

Administration

The Board will generally be the administrator of the 2017 Plan. Except as provided otherwise under the 2017 Plan, the administrator has plenary authority to grant awards pursuant to the terms of the 2017 Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the 2017 Plan.

The Board may delegate to the officers and employees of the Company limited authority to perform administrative actions under the 2017 Plan to assist in its administration to the extent permitted by applicable law and stock exchange rules. This delegation of authority, however, may not extend to the exercise of discretion with respect to awards to participants who are “covered employees” within the meaning of Section 162(m) of the Code or officers under Section 16 of the Exchange Act. With respect to any award to which Section 16 of the Exchange Act applies, the administrator shall consist of our Board. With respect to any award that is intended to be a qualified performance-based award, the administrator shall consist of two or more directors, each of whom is intended to be an “outside director” as defined under Section 162(m) of the Code. Any member of the administrator who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the administrator to the extent required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.

c. Shares Available Under the 2017 Plan

The shares of our Common Stock issuable pursuant to awards under the 2017 Plan will be shares authorized for issuance under our Articles of Incorporation. When the 2017 Plan first becomes effective, the number of shares of our Common Stock issuable pursuant to awards granted under the 2017 Plan (the “Share Pool”) will be equal to 10,000,000, provided that 2,000,000 shares of the Share Pool will be reserved for issuance to eligible participants providing services to Action Holdings Financial Limited and its subsidiaries.

Adjustments to Share Pool.  Following the effective date of the 2017 Plan, the Share Pool will be adjusted as follows:

•	The Share Pool will be reduced by one share for each share of our Common Stock made subject to an award granted under the 2017 Plan;
•	The Share Pool will be increased by the number of unissued shares of our Common Stock underlying or used as a reference measure for any award or portion of an award granted under the 2017 Plan that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares; and
•	The Share Pool will be increased by the number of shares of our Common Stock that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under our 2017 Plan.

In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting the Company or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, our Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.

Types of Awards

The 2017 Plan enables the grant of stock options, stock appreciation rights, stock awards, stock unit awards, performance shares, cash-based performance units and other stock-based awards, each of which may be granted separately or in tandem with other awards. The 2017 Plan contains all elements necessary to enable such awards granted to covered employees to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, if desired, to ensure maximum deductibility by the Company.

Stock Options and Stock Appreciation Rights.  Stock options represent a right to purchase a specified number of shares of our Common Stock from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-plans under the 2017 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, shares of our Common Stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years’ duration. Stock options and stock appreciation rights generally must have an exercise price equal to or above the fair market value of our shares of Common Stock on the date of grant except as provided under applicable law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. As of April 25, 2017, the fair market value of a share of our Common Stock was $5.00 as reported on the OTCQB Market.

Prohibition on Reload Options.  The administrator is prohibited from granting stock options under the 2017 Plan that contain a reload or replenishment feature. A reload or replenishment feature means that if an option holder delivers shares of our Common Stock to us in payment of the exercise price or any tax withholding obligation upon exercise of an outstanding stock option, we grant to that option holder a new at-the-market option for the number of shares that he or she delivered.

Prohibition on Repricing.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the 2017 Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be canceled in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by our stockholders.

Restricted Stock.  Awards of restricted stock are actual shares of our Common Stock that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.

Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be paid either at the dividend payment date or deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted shares of our Common Stock or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal related to such shares of restricted stock has been satisfied.

Restricted Stock Units.  An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of our Common Stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of our Common Stock are issued to the participant in settlement of stock units, the participant shall not have any rights of a stockholder of the Company with respect to the stock units or the shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related to such restricted stock units has been satisfied.

Performance Shares and Performance Units.  An award of performance shares, as that term is used in the 2017 Plan, refers to shares of our Common Stock or stock units that are expressed in terms of our Common Stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the 2017 Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than our Common Stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or shares of our Common Stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.

The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.

Qualified Performance-Based Awards.  The administrator may, prior to or at the time of grant, designate an award of restricted stock, restricted stock units, performance shares or performance units as a qualified performance-based award intended to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, if desired. For any award so designated as a qualified performance-based award, the administrator will take steps to ensure that the terms of the award are consistent with such designation. The administrator may retain in an award agreement the discretion to reduce, but not to increase, the amount or number of qualified performance-based awards which will be earned based on the achievement of performance goals. Achievement of the performance goals will be certified by a committee of outside directors, within the meaning of Section 162(m) of the Code, before any payment is made under a qualified performance-based award.

Performance goals applicable to qualified performance-based awards may be applied on a per share or absolute basis and relative to one or more performance metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with our or our subsidiary’s established accounting policies, all as the administrator determines at the time the performance goals for a performance period are established. For this purpose, performance metrics mean criteria established by the administrator relating to any of the following, as it may apply to individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

•	Earnings or Profitability Metrics: any derivative of investment advisory revenue; mutual fund servicing revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;
•	Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
•	Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;
•	Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
•	Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);

•	Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and/or
•	Strategic Metrics: Metrics including, but not limited to, completion of an identified special project; sales or net sales; market share; market penetration; economic value added; customer service; customer satisfaction; balance of cash, cash equivalents and marketable securities; growth in assets; key hires; employee satisfaction; employee retention; business expansion; acquisitions, divestitures, joint ventures; capital or fund raising to support operations; government grants; license arrangements; collaboration or customer agreements or arrangements; legal compliance or safety and risk reduction; or such other measures as determined by the Administrator consistent with these performance measures.

To the extent consistent with the requirements of the exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, the administrator may provide at the time performance goals are established for qualified performance-based awards that the manner in which such performance goals are to be calculated or measured may take into account, or ignore, capital costs, interest, taxes, depreciation and amortization and other factors over which the participant has no (or limited) control including, but not limited to, restructurings, discontinued operations, impairments, changes in foreign currency exchange rates, extraordinary items, certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses), the consolidation of investment products, other unusual non-recurring items, industry margins, general economic conditions, interest rate movements and the cumulative effects of tax or accounting changes.

Other Stock-Based Awards.  The administrator may from time to time grant to eligible individuals awards in the form of our Common Stock or any other award that is valued in whole or in part by reference to, or is otherwise based upon, shares of our Common Stock, including without limitation dividend equivalents and convertible debentures (Other Stock-Based Awards). Other Stock-Based Awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or our Common Stock as determined by the administrator; provided, however, that dividend equivalents payable on Other Stock-Based Awards that are granted as a performance award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until the applicable performance goal related to such Other Stock-Based Awards has been satisfied. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.

Award Limitations

The following limitations on awards are imposed under the 2017 Plan:

ISO Award Limit.  No more than 10,000,000 shares of our Common Stock may be issued in connection with awards granted under the 2017 Plan that are intended to qualify as incentive stock options under Section 422 of the Code.

Code Section 162(m) Individual Limits:

•	Appreciation Awards. The maximum number of shares of our Common Stock that may be made subject to awards granted under the 2017 Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 1,000,000 shares.
•	Stock-Based Performance Awards. The maximum number of shares of our Common Stock that may be made subject to awards granted under the 2017 Plan during a calendar year to any one person in the form of performance shares is, in the aggregate, 1,500,000 shares. If such performance shares will be settled in cash, the maximum cash amount payable thereunder is the amount equal to the number of performance shares to be settled in cash multiplied by the closing price of the shares, as determined as of the payment date.

•	Cash-Based Performance Units. In connection with awards granted under the 2017 Plan during a calendar year to any one person in the form of cash-based performance units, the maximum cash amount payable under such performance units is $1,000,000.
•	Adjustments to Limits during Initial Year of Service. Each of the individual limits set forth above (as required by Section 162(m) of the Code) are multiplied by two when applied to awards granted to any individual during the calendar year in which such individual first commences service with us.
•	Adjustments for Multi-year Performance Periods. The individual limits set forth above for stock-based performance awards are multiplied by the number of calendar years over which the applicable performance period spans (in whole or in part), if the performance period is longer than 12 months’ duration.

If any award is terminated, surrendered or canceled in the same year as the year in which it is granted, that award nevertheless will continue to be counted against the Code Section 162(m) individual limits set forth above for the calendar year in which it was granted.

Adjustments to Awards for Corporate Transactions and Other Events

Mandatory Adjustments.  In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting us (a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:

•	the aggregate number and kind of shares of Common Stock or other securities on which awards under the 2017 Plan may be granted to eligible individuals;
•	the maximum number of shares of Common Stock or other securities with respect to which awards may be granted during any one calendar year to any individual;
•	the maximum number of shares of Common Stock or other securities that may be issued with respect to incentive stock options granted under the 2017 Plan;
•	the number of shares of Common Stock or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and
•	all other numerical limitations relating to awards, whether contained in the 2017 Plan or in award agreements.

Discretionary Adjustments.  In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares of Common Stock subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof. The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.

Treatment of Awards upon Dissolution or Liquidation or a Change in Control

Dissolution or Liquidation.  Unless the administrator determines otherwise, all awards outstanding under the 2017 Plan will terminate upon the dissolution or liquidation of the Company.

Continuation, Assumption, Substitution or Termination of Awards.  If any transaction results in a change in control (as defined in the 2017 Plan) of the Company, outstanding awards under the 2017 Plan will terminate when such transaction becomes effective unless provision is made in connection with the transaction by the surviving or successor entity or a parent of such entity for outstanding awards to be continued or assumed or for equivalent awards to be substituted. In the event outstanding awards will terminate in this manner, (i) the outstanding awards that will terminate upon the effective time of the change in control transaction will, immediately before the effective time of the change in control, become fully exercisable, be considered to be earned and payable in full, any deferral or other restriction thereon will lapse, and any restriction period thereon will terminate, (ii) the holders of stock options, stock appreciation rights and other awards granted under the 2017 Plan that are exchangeable for or convertible into our Common Stock will be permitted, immediately before the change in control becomes effective, to exercise or convert all portions of such awards, and (iii) the administrator may make any of the discretionary adjustments described above with respect to any or all awards granted under the 2017 Plan. Implementation of the provisions of the immediately foregoing sentence will be conditioned upon consummation of the change in control, not merely the approval of the transaction by our Board or stockholders.

Under the terms of the 2017 Plan, a change in control is generally defined as (i) any acquisition by a person or entity of more than 51% of the total voting power of the Company’s stock, with certain exceptions, (ii) a contested change in the majority of the Board members within a 12-month period, (iii) acquisition by a person or entity over a 12-month period of assets from the Company that have a total gross fair market value equal to or more than 80% of the total gross fair market value of all of the Company immediately prior to such acquisitions, or (iv) a reorganization, merger, tender offer, share exchange, consolidation or other business combination, acquisition of the Company’s equity securities, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity, unless, in any such case, the holders of the outstanding voting stock of the Company immediately prior to such merger, reorganization or consolidation, hold more than 50% of the voting power of the surviving Company.

d. Amendment and Termination

Our Board may terminate, amend or modify the 2017 Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of our stockholders, however, to the extent such amendment would (i) materially increase the benefits accruing to participants under the 2017 Plan, (ii) materially increase the number of shares of our Common Stock which may be issued under the 2017 Plan or to a participant, (iii) materially expand the eligibility for participation in the 2017 Plan, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (vi) modify the limitation on the issuance of reload or replenishment options.

The 2017 Plan is scheduled to expire on April 25, 2027 which is ten years after its adoption by our Board.

e. Compliance with Listing Rules

While shares are listed for trading on any stock exchange or market, our Board agrees that it will not make any amendments, issue any awards or take any action under the 2017 Plan unless such action complies with the relevant listing rules.

Material U.S. Federal Income Tax Consequences of the 2017 Plan

The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the 2017 Plan, based upon the provisions of the Code as of the date of this Proxy Statement, for the purposes of stockholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the 2017 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S., including but not limited to China, Taiwan or Hong Kong.

Stock Options and Stock Appreciation Rights.  The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.

If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.

Full Value Awards.  Any cash and the fair market value of any shares of Common Stock received by a participant under a full value award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the IRS to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of Common Stock received by a participant are includible in income when the awards are paid. Any dividends or dividend equivalents paid on unvested full value awards are also ordinary income for participants.

Deductibility of Compensation.  Except as explained below, the Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain. The Code allows publicly held corporations to deduct compensation that is in excess of $1,000,000 paid to the corporation’s chief executive officer and to any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance goals and where certain statutory requirements are satisfied. We intend for compensation arising from grants of stock options and stock appreciation rights under the 2017 Plan to be deductible by the Company as performance-based compensation not subject to the $1,000,000 limitation on deductibility. We may also choose to grant performance awards under the 2017 Plan that satisfy the requirements for deductibility of compensation. We reserve the right, however, to grant awards under the 2017 Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.

New Plan Benefits

No awards have been previously granted under the 2017 Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the 2017 Plan are subject to the discretion of the administrator. Consequently, no New Plan Benefits Table is included in this Proxy Statement.

Our Board of Directors has approved and declared advisable the 2017 Plan. If this Proposal 5 is approved, the Board will implement the 2017 Plan.

Vote Required for Approval

The affirmative vote of a majority of the votes cast in person or by duly executed proxies is required for approval of the proposal to approve the 2017 Plan.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FORM, TERMS AND PROVISIONS OF THE CHINA UNITED INSURANCE SERVICE, INC. 2017 LONG-TERM INCENTIVE PLAN.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

As of December 31, 2016, we have not formed a compensation committee. Our Board currently determines relevant compensation to the executives. Our Board will assign such rights to the Compensation Committee after its establishment.

As part of our Board’s commitment to maintain the continued appropriateness of our executive compensation program, we formalized an on-going review cycle of our executive compensation program. The objectives of this process are to ensure our executive compensation program:

•	Continues to properly align the interests of our stockholders with those of our executive leadership team;
•	Rewards actions and achievements that are consistent with the short- and long-term goals of our business strategy; and
•	Remains competitive to attract, retain and motivate employees with relevant experience and skills needed to achieve our business goals.

Our Company has paid compensation to Mr. Yi Hsiao Mao and Ms. Yung Chi Chuang through our subsidiaries for their managerial services rendered to us. Mr. Mao has served as the consultant of Law Broker and the president of Law Enterprise, and Ms. Chuang has served as the supervisor of the financial department of Law Broker. Both Law Broker and Law Enterprises are our Company’s subsidiaries in Taiwan.

Detailed Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes the material elements of compensation paid to the named executive officers (the “NEOs”) during 2016. Following this discussion is a summary compensation table containing specific data about the compensation earned by or granted to the following NEOs in 2016:

Name	Age	Principal Position
Yi Hsiao Mao	58	Director and Chief Executive Officer
Yung Chi Chuang	44	Chief Financial Officer

Business Experience of the Executive Officers

Yi Hsiao Mao, Series A Director and Chief Executive Officer

Mr. Mao has served as a Common Stock Director of our Company from June 2010 to December 2016 when he was appointed as a Series A Director and has since served at such capacity. Mr. Mao has assumed the position as our Company’s Chief Executive Officer since August 2014, in which he oversees the strategic and operational initiatives of all business segments of our Company. Mr. Mao, with over 30 years of insurance brokerage experience, is the founder of Law Insurance Broker Co., Ltd., a premier insurance brokerage company in Taiwan. In addition, Mr. Mao has served as the supervisor for our Company’s consolidated entity in China, Jiangsu Law Insurance Brokers Co., Ltd., since March 2005. He is also a director of Law Enterprise Co., Ltd. in Taiwan.

Mr. Mao received his Bachelor’s degree from Taiwan Soochow University School of Law, and had acquired a Taiwan lawyer’s practice certificate. Mr. Mao was selected as a Director because of his extensive experience and profound knowledge in both the insurance industry and our Company’s operations in China.

Yung Chi Chuang, Chief Financial Off|ficer

Ms. Chuang has served as the Chief Financial Officer of our Company since July 2012, in which she is responsible for leading and directing our Company’s corporate development, financial planning, treasury, and investor relations functions. She joined Taiwan Law Insurance Broker in December 1996, and is currently the supervisor of the financial department of Law Broker. Prior to joining Taiwan Law Insurance Broker, Ms. Chuang was an executive secretary at Pacific Realty. Ms. Chuang graduated from Ming Chuan University in Taiwan where she received her bachelor’s degree in Risk Management and Insurance.

Elements of Executive Compensation for 2016

Mr. Yi Hsiao Mao and Ms. Yung Chi Chuang have been paid through our subsidiaries for their managerial services rendered to us. Mr. Mao has served as the consultant of Law Broker and the president of Law Enterprise, and Ms. Chuang has served as the supervisor of the financial department of Law Broker. Both Law Broker and Law Enterprises are our Company’s subsidiaries in Taiwan. Other than the compensation received from our Company’s subsidiaries, both of them have not received bonus, stock awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings, or any other form of compensation since being named the executive officers of our Company.

Summary Compensation Table

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2016, 2015 and 2014 by each individual who acted as our principal executive officer, our principal financial officer, and our other most highly compensated executive officers during the fiscal year ended December 31, 2016.

Name and principal position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yi Hsiao Mao Director and Chief Executive Officer	2016	314,691	(1)	—	—	—	—	—	—	314,691
	2015	305,559		—	—	—	—	—	—	305,559
	2014	298,855		—	—	—	—	—	—	298,855
Yung Chi Chuang Chief Financial Officer	2016	27,600	(2)	—	—	—	—	—	—	27,600
	2015	27,600		—	—	—	—	—	—	27,600
	2014	27,600		—	—	—	—	—	—	27,600

(1)	The salary consists of $11,175, which was paid to Mr. Mao for his service as the president of Law Enterprise, and the remaining amount of $303,516 which was paid to Mr. Mao for his service as the consultant of Law Broker for the provision of consultation, training and promotion to Law Broker in the fiscal year ended December 31, 2016.
(2)	The salary in the amount of $27,600 was paid to Ms. Chuang for her service as the supervisor of the financial department of Law Broker.

In the fiscal years ended December 31, 2014, 2015 and 2016, Mr. Mao also served as the consultant of Law Broker and president of Law Enterprise and received all of his compensation from Law Broker and Law Enterprise. In the fiscal years ended December 31, 2014, 2015 and 2016, Ms. Chuang has served as the supervisor of the financial department of Law Broker. The above table identifies all compensation received by the named officer directly from us.

Outstanding Equity Awards At Fiscal Year End

None.

Potential Payments Upon Termination or Change in Control

None.

Compensation of Directors

Our directors do not currently receive compensation for their service as directors of our Company. Set forth below is the compensation paid to each of our directors during the fiscal year ended December 31, 2016 for compensation not related to their role as Directors. Total compensation for Mr. Mao for services as our Chief Executive Officer is presented in “Summary Compensation Table” in this section.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Fu Chang Li	—	55,877	(1)	55,877
Chwan Hau Li	—	—		—

(1)	The compensation paid to Fu Chang Li since he has worked as a consultant of the Company in the fiscal year ended December 31, 2016.

Directors’ Compensation

The Company has not paid, and does not intend to pay, any cash or non-cash equity compensation to our directors for their Board services, and does not currently intend to adopt any policies with respect thereto. As such, the Company does not offer additional retainers for Committee membership. However, for in-person Board and Committee meetings, each Independent Director in attendance shall receive NT$10,000 per meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consultant Agreements with Mr. Yi Hsiao Mao and Mr. Li Fu Chang

The Director and CEO of our Company, Mr. Yi Hsiao Mao, has worked as a consultant of Law Broker. The primary service of Mr. Mao under the consultant agreement is to provide consultation, training and promotion service to Law Broker. The compensation paid to Mr. Mao for his service as a consultant of Law Broker in the fiscal year ended December 31, 2016 is NTD 9,777,441 (equivalent of US$ 303,516).

The Director of our Company, Mr. Fu Chang Li, has worked as a consultant of the Company since December 7, 2014. The primary service of Mr. Li under the consultant agreement is to (i) provide business plan requested by the Company; (ii) provide assessment of potential investors, including but not limited to valuation, credit assessment and eligibility assessment; (iii) assist the Company to negotiate with potential investors about transactional framework, as well as specific transactional conditions and seek to promote cooperation between the Company and potential investors to reach an agreement; (iv) assist the Company and investors to reach formal investment contract and related legal documents; and (v) assist the Company to facilitate the work of any project (including, but not limited to, the execution of letter of intent, formal agreement and other relevant legal documents) until the Company and/or a third party designated by the Company complete the project with the potential investors. The compensation paid to Mr. Fu Chang Li for his service as a consultant of the Company in the fiscal year ended December 31, 2016 is NTD 1,800,000 (equivalent of US$55,877).

Related Party Loans

The related parties below loaned money to our Company for working capital. As of the dates below, the following amounts were due to the related parties.

	December 31, 2016	December 31, 2015	December 31, 2014
Due to Mr. Mao (Shareholder of CUIS)	$361,379	$297,414	$214,165
Due to Xude Investment (Owned by Mr. Chwan Hau Li)	32,374	32,223	—
Due to Mr. Zhu (Legal representative of Jiangsu Law)	1,994	2,133	2,255
Due to Ms. Lee (Director of Law Broker and spouse of the Company’s CEO)	—	826	315,027
Due to Yuli Broker (Owned by Ms. Lee)	265	—	—
Due to Yuli Investment (Owned by Ms. Lee)	265	—	—
Due to Multiple Capital Enterprise*	—	608,941	—
Due to I Health Management Corp**	3,724	—	—
Due to other shareholders	—	4,395	—
Total	$400,001	$945,932	$531,447

*	24% of Multiple Capital Enterprise’s shares are owned by certain members of the Company’s management team, including Ms. Yung Chi Chuang, the CFO, and other Vice Presidents of Law Broker.
**	25% of I Health Management Corp’s shares are owned by Multiple Capital Enterprise.

Ms. Lee was a Director of the Company from December 6, 2013 to December 9, 2016. The term for the loan from Ms. Lee is from December 23, 2014 to December 22, 2015 with a fixed interest rate at 1.5%. The borrowing from other related parties are interest-free, unsecured and repayable on demand. During the year ended December 31, 2014, our Company borrowed $314,644 from Ms. Lee and $96,694 from Mr. Mao.

In January 2015, the principal amount of loans from Ms. Lee was fully repaid by our Company.

On December 25, 2015, our Company entered into a loan agreement with Multiple Capital Enterprise Co., Ltd. The loan agreement provided for a $608,941 (NTD 20,000,000) loan to our Company. The loan bore an interest rate of 1.5% per annum and the principal and interest were due on June 30, 2016. The entire loan and interest amount were paid off on January 11, 2016. A majority of Multiple Capital Enterprise’s shareholders are members of our Company’s management.

Lease Agreements

On January 1, 2016, our Company entered into a lease agreement with I Health Management Corp. (“I Health”) to lease its Nan-King East Road office space and some equipment in Taipei City. The lease term was for one year commencing on January 1, 2016 and ending on December 31, 2016, with an annual base rent of $5,200 (NTD167,515). For the year ended and as of December 31, 2016, rent income and advance amount were $5,200 and nil, respectively.

On July 1, 2016, our Company entered into a lease agreement with Yuli Broker to lease its Nan-King East Road office space in Taipei City. The lease term was for one year commencing on July 1, 2016 and ending on June 30, 2017, with an annual base rent of $559 (NTD18,000). For the year ended and as of December 31, 2016, rent income and advance amount were $279 and $279, respectively.

On July 1, 2016, our Company entered into a lease agreement with Yuli Investment to lease its Nan-King East Road office space in Taipei City. The lease term was for one year commencing on July 1, 2016 and ending on June 30, 2017, with an annual base rent of $559 (NTD18,000). For the year ended and as of December 31, 2016, rent income and advance amount were $279 and $279, respectively.

Advisory Agreements

On May 2, 2016, our Company entered into an Advisory Agreement with I Health. Pursuant to the Advisory Agreement, I Health provided 10,000 Taiwan citizen’s health information to our Company for its new insurance product during May 2, 2016 to May 1, 2017. The total advisory fee was $388,031

(NTD1,250,000). Our Company has cost of revenue and due to I Health amount of $25,130 and $3,724, respectively, for the year ended and as of December 31, 2016.

On November 1, 2016, our Company entered into an Advisory Agreement with Prime Technology Corp. (“Prime Tech”). Pursuant to the Advisory Agreement, our Company provided the following services to Prime Tech: 1) to set up the consulting software system, and 2) to develop the consulting project from November 1, 2016 to December 30, 2017. One of the Prime Tech board members is Mr. Wong, who owned 49% of Prime Financial Asia Ltd. (“PFAL”). Our Company has revenue and accounts receivable from Prime Tech amount of $6,356 and $6,660, respectively, for the year ended and as of December 31, 2016.

Reclassification of Certain Common Stock into Preferred Shares

On January 28, 2011, our Company increased the number of authorized shares from 30,000,000 shares of common stock to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock. On July 2, 2012, our Board of Directors and stockholders approved, in connection with the Reclassification, the issuance of 1,000,000 shares of Series A Preferred Stock to Mr. Mao and cancellation of 1,000,000 common stock held and submitted by Mr. Mao pursuant to the Reclassification. All of the 1,000,000 shares of Series A Preferred Stock are reclassified from the 1,000,000 common stock held by Mr. Mao and no additional consideration has been paid by Mr. Mao in connection with the Reclassification. Each holder of common stock shall be entitled to one vote for each share of common stock held of record by such holder as of the applicable Record Date on any matter that is submitted to a vote of the stockholders of our Company; while each holder of Series A Preferred Stock shall be entitled to ten votes for each share of Series A Preferred Stock held of record by such holder as of the applicable Record Date on any matter that is submitted to a vote of the stockholders of our Company.

Immediately prior to the Reclassification, the common stock beneficially owned by Mr. Mao, a Director of our Company, represents 17.91% of the voting power of all of our Company’s voting power; immediately subsequent to the Reclassification, the common stock and the Series A Preferred Stock represents approximately 43.3% of the combined voting power of all of our Company’s voting stock.

Acquisition of Action Holdings Financial Limited (“AHFL”)

AHFL was incorporated in British Virgin Islands with limited liability on April 30, 2012. AHFL holds 65.95% interest in Law Enterprise and certain of our other subsidiaries as more fully described below.

On August 24, 2012, an acquisition agreement (the “AHFL Acquisition Agreement”) was entered into by and among our Company and the selling shareholders of AHFL named therein, which include Mr. Mao, our director and CEO, and his spouse, Ms. Lee, who resigned from the Board on December 9, 2016. Pursuant to the AHFL Acquisition Agreement, our Company acquired 100% interest in AHFL and its subsidiaries in Taiwan and our Company agreed to pay NT$15.0 million ($500,815) on or prior to March 31, 2013 and NT$7.5 million ($250,095) subsequent to March 31, 2013 in cash in two installments. In addition, our Company agreed to (i) issue 8,000,000 shares of common stock of our Company to the shareholders of AHFL; (ii) issue 2,000,000 shares of common stock of our Company to certain employees of Law Broker; and (iii) create an employee stock option pool, consisting of available options, exercisable for up to 2,000,000 shares of common stock of our Company. Upon closing of the transaction, we acquired 100% interest in AHFL and its subsidiaries in Taiwan.

On March 14, 2013, an Amendment to the AHFL Acquisition Agreement (the “First Amendment to AHFL Acquisition Agreement”) was entered into by and among our Company and the selling shareholders of AHFL named therein. Pursuant to the First Amendment to AHFL Acquisition Agreement, (i) the deadline for cash payment under the AHFL Acquisition Agreement was extended to March 31, 2015; and (ii) in lieu of the 2,000,000 employee stock option pool, our Company agreed to create an employee stock pool consisting of up to 4,000,000 shares of the common stock of our Company, among which 2,000,000 shares shall be solely granted to employees of Law Broker, and the remaining 2,000,000 shares shall be granted to employees of affiliated entities of our Company (including Law Broker employees).

On March 13, 2015, a second Amendment to the AHFL Acquisition Agreement (the “Second Amendment to AHFL Acquisition Agreement”) was entered into by and among our Company and the selling shareholders of AHFL named therein. Pursuant to the Second Amendment to AHFL Acquisition Agreement, the deadline for cash payment under the AHFL Acquisition Agreement was further extended to March 31, 2016.

On February 17, 2016, a third Amendment to the AHFL Acquisition Agreement (the “Third Amendment to AHFL Acquisition Agreement”) was entered into by and among our Company and the selling shareholders of AHFL named therein. Pursuant to the Third Amendment to AHFL Acquisition Agreement, on or prior to June 30, 2016, (i) our Company committed to complete the listing of our Company’s shares in a major capital market, where the net proceeds raised through such public offering financing shall be at least $10.0 million; (ii) our Company committed to distribute the cash payment in the amount of NT$22.5 million, on a pro rata basis, to the selling shareholders of AHFL and issue 5,000,000 common shares to its selected employees pursuant to its employee stock/option plan, and (iii) failure to timely complete either of the above-mentioned criteria shall be deemed as a material breach of our Company under Article 8 of the Acquisition Agreement, whereby the non-breaching party shall be entitled to terminate the Acquisition Agreement and unwind the Acquisition of AHFL by us and restore the status quo of our Company and the selling shareholders of AHFL as if the said acquisition had never happened.

On August 8, 2016, a fourth Amendment to the AHFL Acquisition Agreement (the “Fourth Amendment to AHFL Acquisition Agreement”) was entered into by and among our Company and the selling shareholders of AHFL named therein. Pursuant to the Fourth Amendment to AHFL Acquisition Agreement, (i) the Third Amendment to AHFL Acquisition Agreement was terminated with immediate effect on August 8, 2016, and (ii) our Company agreed to pay to the selling shareholders of AHFL NT$15.0 million on or prior to March 31, 2017 and NT$4.8 million on July 21, 2016. On July 21, 2016, our Company arranged for the payment of NT$4.8 million to the selling shareholders of AHFL.

On March 12, 2017, a fifth Amendment to the Acquisition Agreement (the “Fifth Amendment to AHFL Acquisition Agreement”) was entered into by and among our Company and the selling shareholders of AHFL named therein. Pursuant to the Fifth Amendment to AHFL Acquisition Agreement, our Company agreed to distribute the cash payment in the amount of NT$15 million to the selling shareholders of AHFL named therein on or prior to March 31, 2019.

Acquisition of Genius Holdings Financial Limited (“GHFL”)

GHFL is a wholly owned subsidiary of AHFL. On February 13, 2015, our Company, AHFL and Mr. Chwan Hau Li, being the selling shareholder of GHFL and now a director of our Company, entered into an acquisition agreement (the “GHFL Acquisition Agreement”). Pursuant to the GHFL Acquisition Agreement, our Company agreed to issue 352,166 fully paid and non-assessable shares of AHFL common stock (the “AHFL Shares”) together with a granted put option for 352,166 shares of common stock of our Company (the “Put Option”), in exchange for 704,333 shares of common stock of GHFL, being all of the issued and outstanding capital stock of GHFL. The Put Option may be exercised within six months of the closing date of the acquisition and the selling shareholder of GHFL would exchange the AHFL Shares as consideration for the exercise of the Put Option. Subsequent to the acquisition, GHFL became a wholly-owned subsidiary of our Company. GHFL holds 100% issued and outstanding shares of Genius Investment Consultant Co., Ltd. (“Taiwan Genius”), a company limited by shares and incorporated under the laws of Taiwan, which in turn holds approximately 15.64% issued and outstanding shares of Genius Insurance Broker Co., Ltd. (“Genius Broker”), a company limited by shares and incorporated under the laws of Taiwan. Both GHFL and Taiwan Genius have no substantive business operation other than the holding of shares of its subsidiary. Genius Broker is primarily engaged in broker business across Taiwan. Mr. Chwan Hau Li is the sole shareholder of GHFL and a director and shareholder of our Company. On March 31, 2015, Mr. Chwan Hau Li exercised the Put Option, pursuant to which, 352,166 shares of AHFL held by Mr. Chwan Hau Li were transferred back to our Company as the consideration for 352,166 shares of common stock of our Company, which were issued to Mr. Chwan Hau Li on April 29, 2015.

On February 17, 2016, our Company, AHFL and Mr. Chwan Hau Li entered into an Amendment 2 to the GHFL Acquisition Agreement (the “Second Amendment to GHFL Acquisition Agreement”), pursuant to which our Company agreed to complete the listing of our Company in a major capital market on or prior to February 28, 2016 where the net proceeds raised through such public offering financing shall be at least $10.0 million.

On August 8, 2016, our Company, AHFL and Mr. Chwan Hau Li entered into an Amendment 3 to the GHFL Acquisition Agreement (the “Third Amendment to GHFL Acquisition Agreement”), pursuant to which, the Second Amendment to GHFL Acquisition Agreement was terminated.

Other Related Transactions

Anhou Registered Capital Increase

On April 27, 2013, China Insurance Regulatory Commission (“CIRC”) issued the Decision on Revising the Provisions of the Supervision and Administration of Specialized Insurance Agencies (the “Decision on Revising the Agency Provisions”), pursuant to which, CIRC has mandated any insurance agency established subsequent to the Decision on Revising the Agency Provisions to meet a minimum registered capital requirement of RMB50 million ($8,165,895). On May 16, 2013, CIRC issued the 2013 Notice, pursuant to which, professional insurance agencies established prior to the issuance of the Decision on Revising the Agency Provisions, with registered capital less than RMB50 million ($8,165,895), can continue to operate their existing business within the provinces where they have a registered office or branch office, but shall not set up any new branches in any provinces where they do not have a registered office or a branch office.

In August 2013, ZLI Holdings Limited (“CU Hong Kong”) entered into Investor Loan Agreements with the following parties: Able Capital Holding Co., Ltd., a limited liability company established and registered in Hong Kong, which is also our 5.1% beneficiary owner, Mr. Chen Li (“Mr. Chen”) and Ms. Yue Jing (“Ms. Yue”), both PRC citizens (collectively, the “Investor Borrowers”). Under the Investor Loan Agreements, the Investor Borrowers loaned cash from CU Hong Kong for their investment in Henan Law Anhou Insurance Agency Co., Ltd. (“Henan Anhou”) and CU Hong Kong agreed to provide certain loans to each of the Investor Borrowers with an aggregate principal amount equal to the US Dollar equivalent of RMB40,000,000 ($6,389,925). The term for such loans was ten years which could be extended upon the agreement of the parties. Pursuant to the Investor Loan Agreements, each of the Investor Borrowers covenants to enter into certain Variable Interest Entities Agreements with Henan Anhou, CU WFOE and certain existing shareholders of Henan Anhou. The proceeds received from the said loans by the Investor Borrowers shall be solely used to increase the registered capital of Henan Anhou, and CU Hong Kong may determine the repayment methods including transferring of the Investor Borrowers’ corresponding registered capital in Henan Anhou or through other manner as full payment of the loans subject to terms and conditions therein in the event that the Investor Borrowers fails to repay the loan in currency to CU Hong Kong.

The specific amounts loaned to the Investor Borrowers were as follows:

Able Capital Holding Co., Ltd.: RMB29,500,000 ($4,712,570)

Ms. Chunyan Lu: RMB3,000,000 ($479,244)

Ms. Yue: RMB7,500,000 ($1,198,111)

On October 20, 2013, the Investor Borrowers, through certain nominees, increased Anhou’s registered capital by RMB 40 million ($6,389,925). On October 24, 2013, Anhou completed registration with the local Administration for Industry and Commerce (“AIC”) on the above-mentioned capital increase. The new business license was issued to Anhou on October 25, 2013.

Under the Share Transfer Agreements, Anhou Original Shareholders transferred all of their equity interests in Anhou to Mr. Hu. On November 17, 2016, Li Chen and Chunyan Lu entered into Share Transfer Agreement, pursuant to which, Li Chen agreed to transfer all of his equity interests in Anhou to Chunyan Lu. On October 24, 2013, Anhou completed the share transfer registration with the local AIC. At the end of October 2013, Anhou completed its filing with Local CIRC with respect to its previously-conducted share transfer and capital increase.

As a result of the capital increase and the share transfer described above, on October 24, 2013, CU WFOE, Anhou and Anhou Existing Shareholders entered into VIE Agreements in the same form as the previous Old VIE Agreements, other than the shareholder names and their respective shareholdings. The Old VIE Agreements were terminated by and among CU WFOE, Anhou and Anhou Original Shareholders on the same date, except that the Exclusive Business Cooperation Agreement executed by and between CU WFOE and Anhou on January 17, 2011 remains in full effect.

Short-term Loans

On January 4, 2016, AHFLTW, the Taiwan branch of AHFL entered into a loan agreement with Law Broker. Pursuant to the loan agreement with Law Broker, Law Broker will provide a loan in the amount of NT$30 million (approximately $893,682) to AHFLTW. The term for the loan shall be from January 12, 2016 to December 31, 2016 with a fixed annual interest rate at 1.5%. On December 30, 2016, AHFL entered into an amended loan agreement with Law Broker, pursuant to which, the term for the loan shall be extended from January 1, 2017 to December 31, 2017, with a fixed interest rate is 2%. The principal amount of the loan agreement together with the accrued interest for the extended term shall be paid in one lump sum before December 31, 2017.

On October 11, 2016, AHFL entered into a loan agreement with Law Broker Pursuant to the loan agreement, Law Broker shall provide a loan in the amount of NT$70 million (approximately US$2,212,390) to AHFL and advance the loan to AHFL within 10 days of its effective date. The term for the loan shall be from October 11, 2016 to October 10, 2017 with a fixed annual interest rate at 2.0%. The principal amount of the loan together with the accrued interest shall be paid in one lump sum before October 10, 2017.

On March 13, 2017, AHFL entered into a loan agreement with Law Enterprise. Pursuant to the loan agreement, Law Broker shall provide a loan in the amount of NT$17 million to AHFL and advance the loan to AHFL within 10 days of its effective date. The term for the loan shall be from March 13, 2017 to March 12, 2018 with a fixed annual interest rate at 2.0%. The principal amount of the Loan together with the accrued interest shall be paid in one lump sum before March 12, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth information, as of April 21, 2017, concerning, except as indicated by the footnotes below:

•	Each person whom we know beneficially owns more than 5% of our common stock or Series A Preferred Stock.
•	Each of our Directors.
•	Each of our named executive officers (see the section titled “Executive Compensation”).
•	All of our Directors and executive officers as a group.

Unless otherwise noted below, the address of each of the persons set forth below is in care of China United Insurance Service, Inc., 7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 29,452,669 shares of common stock and 1,000,000 shares of Series A Preferred Stock outstanding at April 21, 2017. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Name	Common Shares		Shares Stock %	Beneficially Series A Shares	Owned Preferred Stock %	% Total Voting Power(1)
Executive Officers and Directors
Yi Hsiao Mao	4,640,234	(2)	15.8	1,000,000	100	37.1
Fu Chang Li	800,000		2.7	—	—	2.0
Chwan Hau Li	1,352,166		4.6	—	—	3.4
Yung Chi Chuang	825,131		2.8	—	—	2.1
All executive officers and Directors as a group (three persons)	7,617,531		25.9	1,000,000	100	44.6
Other 5% Beneficial Owners
Able Capital Holdings Co., Ltd	1,497,912		5.1	—	—	3.8

(1)	Percentage of total voting power represents voting power with respect to all shares of our common stock and Series A Preferred Stock, voting together as a single class. Each holder of common stock is entitled to one vote per share of common stock and each holder of Series A Preferred Stock is entitled to ten votes per share of Series A Preferred Stock on all matters submitted to our stockholders for a vote.
(2)	Includes 200,000 shares of common stock held by Shu Fen Lee, Yi Hsiao Mao’s spouse, 200,000 shares of common stock held by Li-Chieh Mao, Yi Hsiao Mao’s daughter, 969,322 shares of common stock held by U-Li Investment Consulting Enterprise Co., Ltd. and 100,000 shares of common stock held by U-Link International CO LTD, Yi Hsiao Mao and Shu Fen Lee hold 34% and 66% shares of U-Li Investment Consulting Enterprise Co., Ltd. respectively and U-Link International CO LTD is solely owned by Shu Fen Lee.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and Directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Each such person is required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person. Based solely on our review of such forms furnished to us, Chwan Hau Li, our Director, had not filed the amended Form 4 in February 2015 when there was a change of his beneficial ownership in our Company. In addition, there was an error in the address of Chwan Hau Li in his Form 3 filed on March 16, 2015. An amended Form 4 with his latest beneficial ownership and correct address was filed on April 12, 2017.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2018 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than January 15, 2018.

Our Bylaws do not have an advance notice provision for stockholder proposals which is not intended to be included in the proxy materials. However, stockholder business that is not intended for inclusion in our proxy materials may be brought before the 2018 annual meeting so long as we receive notice of the proposal, addressed to the Secretary at our principal executive offices, not less than 90 days, nor more than 120 days, before the anniversary of the prior Annual Meeting. Failure to meet the deadlines may preclude presentation of the proposal at our 2018 Annual Meeting.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2017 Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

We may satisfy SEC’s rules regarding delivery of Proxy Statements and Annual Reports by delivering a single Proxy Statement and Annual Report to an address shared by two or more stockholders. This process is known as “householding.” This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we will deliver only one Proxy Statement and Annual Report to multiple stockholders who share an address, unless contrary instructions were received prior to the mailing date. Accordingly, for many stockholders who hold their shares through a bank, brokerage firm or other holder of record (i.e., in “street name”) and share a single address, only one Annual Report and Proxy Statement is being delivered to that address unless contrary instructions from any stockholder at that address were received.

We undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement and/or Annual Report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Proxy Statement or Annual Report either now or in the future, please email our Secretary at service@cuis.asia. If your stock is held by a brokerage firm or bank and you prefer to receive separate copies of a Proxy Statement or Annual Report either now or in the future, please contact your brokerage or bank. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact us as indicated above.

By order of the Board of Directors,

YI HSIAO MAO

Director and Chief Executive Officer

April 28, 2017

APPENDIX A
AUDIT COMMITTEE CHARTER

There shall be a committee of the Board of Directors (the “Board”) of China United Insurance Service, Inc. (the “Company”) to be known as the Audit Committee (“Committee”) with purpose, composition and authority and, duties and responsibilities as follows:

A. Purpose of the Committee

The purpose of the Committee is to:

1.	Assist the Board in oversight and monitoring of:
•	the Company’s financial statements and other financial information provided by the Company to its shareholders and others;
•	compliance with legal, regulatory and public disclosure requirements;
•	the independent auditors, including their qualifications and independence;
•	the Company’s systems of internal controls, including the Internal Audit function;
•	treasury and finance matters;
•	enterprise risk management, privacy and data security; and
•	the auditing, accounting, and financial reporting process generally.
2.	Prepare the committee report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual Proxy Statement. The Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. It is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and applicable rules and regulations. These duties are the responsibilities of management and the independent auditors.

B. Composition of the Committee

The members of the Committee shall be appointed by the Board. The Committee will be composed of not less than three Board members. Each member shall be “independent” in accordance with applicable law, including the rules of The NASDAQ Stock Market LLC (“NASDAQ”) and the more rigorous SEC independence requirements for audit committee members set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member shall be able to read and understand fundamental financial statements, in accordance with NASDAQ audit committee requirements, and at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities and will otherwise qualify as an “audit committee financial expert” as defined by applicable SEC rules. The Chair of the Committee shall be designated by the Board.

Members of the Committee shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee.

C. Committee Meetings

The Committee shall meet as often as it deems appropriate, but at least quarterly, to perform its duties and responsibilities under this charter. The Committee shall meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believes should be discussed privately. The Committee shall meet with the independent auditors and management quarterly to review the Company’s financial information. The Chair of the Board, any member of the Committee, or the Secretary of the Company may call meetings of the Committee. The Chair of the Committee, in consultation with the Committee members and members of management, will determine the frequency and length of Committee meetings and develop the Committee’s agenda. At the beginning of the year, the Committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The Committee shall maintain written minutes of its meetings, which will be filed with the meeting minutes of the Board.

D. Authority and Resources

The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee has the right at any time to obtain advice, reports or opinions from internal and external counsel and expert advisors and has the authority to hire and terminate independent legal, financial and other advisors as it may deem necessary or appropriate, at the Company’s expense, without consulting with, or obtaining approval from, any officer of the Company in advance.

E. Duties and Responsibilities

The Committee shall:

Independent Auditor

1.	Appoint, compensate, retain, and oversee the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.
2.	Pre-approve all audit and permissible non-audit services to be provided to the Company by the independent auditors, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Committee shall have the sole authority to approve the hiring and firing of the independent auditors and all fees and terms of audit and non-audit engagements with the independent auditors, in each case as may be permissible and compatible with the auditors’ independence. The Committee shall also review and approve disclosures with respect to non-audit services.
3.	Review and provide guidance with respect to the external audit and the Company’s relationship with its independent auditors by:
•	reviewing the independent auditors’ proposed audit scope, approach and independence;
•	obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them;
•	ensuring that the independent auditors submit to the Committee on an annual basis a written statement (consistent with the applicable requirements of the Public Company Accounting Oversight Board) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; and
•	reviewing reports submitted to the Committee by the independent auditors in accordance with applicable SEC requirements.
4.	Obtain and review an annual report from the independent auditors describing (i) the independent auditors’ internal quality control procedures and (ii) any material issues raised by the recent internal quality control review, peer review, or Public Company Accounting Oversight Board review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and steps taken to deal with any such issues.
5.	Review the experience and qualifications of the senior members of the independent auditor team.
6.	Review and concur with the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

7.	Review the qualifications, independence, performance, and fees of the independent auditors on an annual basis, including a review and evaluation of the lead partner of the independent auditor.
8.	Periodically discuss with the independent auditors any matters appropriate or required to be discussed under applicable accounting and auditing professional standards or applicable regulations, including auditing standards adopted by the Public Company Accounting Oversight Board. These discussions shall include (i) the independent auditors’ judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

Financial Reporting

9.	Review with management and the independent auditor:
•	the Company’s annual audited financial statements, and related footnotes, and quarterly unaudited financial statements, including the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC.
•	the independent auditors’ audit of the annual financial statements and their report thereon.
•	the accompanying management letter and any reports with respect to interim periods.
•	any material changes to the Company’s accounting principles and practices used in preparing financial statements to be filed with the SEC.
•	any significant changes required in the independent auditors’ audit plan.
•	any difficulties or disputes with management encountered during the course of the audit.
•	other matters related to the conduct of the audit that are to be communicated to the Committee under the auditing standards of the Public Company Accounting Oversight Board.
10.	Review with management, the independent auditors, and the Company’s counsel, as appropriate, any legal and regulatory matters that may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.
11.	Review and discuss earnings press releases, including the use of non-GAAP financial measures, prior to public disclosure.
12.	Provide a report for inclusion in the Company’s Proxy Statement in accordance with the rules and regulations of the SEC.
13.	Oversee compliance with the requirements of the SEC for disclosure of auditors’ services and audit committee member qualifications and activities.
14.	Discuss with the independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (“Communications with Audit Committees”) and Rule 2-07 of SEC Regulation S-X (“Communication with audit committees”), as in effect at the time in the case of annual statements, and Statement on Auditing Standards No. 100, as in effect at the time in the case of quarterly statements.

Internal Control Over Financial Reporting and Disclosure Controls and Procedures

15.	Review the adequacy of the Company’s internal control over financial reporting and the disclosure controls and procedures designed to ensure compliance with applicable laws and regulations.
16.	Consider and review with the independent auditor and the Chief Financial Officer the adequacy of the Company’s internal controls and any related significant findings and recommendations of the independent auditor and internal auditors together with management’s responses thereto.

17.	Periodically review with management any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting, any fraud involving any employees who have a significant role in the Company’s internal control over financial reporting, and any significant changes in internal controls over financial reporting or in other factors that could significantly affect internal controls over financial reporting, including management’s responses thereto.
18.	Establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Internal Audit

19.	Review and concur with the appointment, replacement, reassignment, or dismissal of the Chief Financial Officer
20.	Consider, in consultation with the Chief Financial Officer and the independent auditor, the audit scope and plan of the internal auditors and the independent auditors.
21.	Review with the Chief Financial Officer and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.
22.	Consider and review with management, the Chief Financial Officer, and the independent auditor:
•	Significant findings during the year and management’s responses thereto.
•	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
•	Any changes required in the planned scope of their audit plan.
•	The Internal Audit department’s responsibilities, budget and staffing.

Management Discussions

23.	Review with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints regarding the Company’s financial statements or accounting policies.
24.	Periodically review separately with each of management, the independent auditors, and the Chief Financial Officer (i) any disagreements between management and the auditors in connections with any audits, (ii) any difficulties encountered during the course of audits, including restrictions in scope or access to required information, and (iii) management’s response.
25.	Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as recommended by management and the independent auditors. Review with management and the independent auditors, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.
26.	Inquire about the application of the Company’s accounting policies and its consistency from period to period, and the compatibility of these accounting policies with GAAP, and, when applicable, the provisions for future occurrences that may have a material impact on the financial statements of the Company.
27.	Review and discuss with management the program that management has established to monitor compliance with the Corporate Code of Business Conduct and Ethics.
28.	Review and discuss with management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

29.	Review annually the independent auditors’ letter of recommendations to management and management’s responses.
30.	Review any management decision to seek a second opinion from independent auditors other than the Company’s regular independent auditors with respect to any significant accounting issues.
31.	Review with management and the independent auditors the sufficiency and quality of the financial and accounting personnel of the Company.

Treasury, Finance and Statutory Reorganization

32.	Review periodically the capital structure of the Company, and, when necessary, recommend to the Board transactions or alterations to the Company’s capital structure.
33.	Review and approve the Company’s treasury resolutions, expenditure authorization, statutory mergers, dissolutions, liquidations, conversions, reorganizations and the like.
34.	Review and approve offerings, repurchases, redemptions or defeasances of the Company’s debt securities or other forms of indebtedness and exercise all actions in furtherance of any such transaction.
35.	Periodically review matters pertaining to the Company’s investment practices for cash management, foreign exchange, investments, and derivatives.
36.	Review and approve special transactions or expenditures as specifically delegated by the Board, or such other special transactions or expenditures not specifically delegated by the Board if determined by the Committee that approval by the full Board is not necessary or convenient, such as transactions that require relatively rapid decisions.
37.	Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), leases and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves, or significant components of revenues or expenses.
38.	Review and discuss with management any equity investments, acquisitions, and divestitures that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves, or significant components of revenues or expenses.
39.	Review and discuss with management the Company’s effective tax rate, adequacy of tax reserves and significant tax developments.

Risk Oversight, Privacy and Data Security

40.	Review and discuss with management:
•	management’s program to identify, assess, manage, and monitor significant business risks of the Company, including financial, operational, privacy, security, business continuity, legal and regulatory, and reputational risks; and
•	management’s risk management decisions, practices, and activities.
41.	Review and discuss with management the Company’s privacy and data security risk exposures, including:
•	the potential impact of those exposures on the Company’s business, financial results, operations and reputation;
•	the steps management has taken to monitor and mitigate such exposures;
•	the Company’s information governance policies and programs;, and
•	major legislative and regulatory developments that could materially impact the Company’s privacy and data security risk exposure.

42.	Regularly report to the Board the substance of such reviews and discussions and, as necessary, recommend to the Board such actions as the Committee deems appropriate.

Other

43.	Provide an open avenue of communication between the internal auditors, the independent auditor, and the Board.
44.	Review the Committee’s charter, structure, processes, and membership requirements and submit any recommended changes to the Board at least once a year.
45.	Report to the Board concerning the Committee’s activities with such recommendations as the Committee deems appropriate at least once a year.
46.	Review and approve in advance any proposed related-party transactions and report to the full Board on any approved transactions.
47.	Delegate, in its discretion, any of its responsibilities to the extent allowed under applicable law.
48.	Perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board.

APPENDIX B
COMPENSATION COMMITTEE CHARTER

There shall be a Committee of the Board of Directors (the “Board”) of China United Insurance Service, Inc. (the “Company”) to be known as the Compensation Committee (the “Committee”) with purpose, composition, authority, duties and responsibilities as follows:

A. Purpose of the Committee

The purpose of the Committee is to:

1.	Review and approve the compensation of the Company’s executive officers;
2.	Act as the administering committee for equity compensation plans as designated by the Board; and
3.	Perform the other duties and responsibilities set forth in this charter.

B. Composition of the Committee

The members of the Committee shall be appointed by the Board. The Committee will be composed of not less than three Board members. Each member shall be “independent” in accordance with applicable law, including the rules and regulations of the Securities and Exchange Commission and the rules of the NASDAQ Stock Market (taking into account such additional independence requirements specific to membership on the Committee as may be required by the rules of the NASDAQ Stock Market). Committee members are prohibited from interlocking or insider participation with any member of the board or compensation committee of another company. All Committee members shall qualify as “Non-employee Directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. At least two Committee members shall qualify as “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code. The Chair of the Committee shall be designated by the Board.

Members of the Committee shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee.

C. Committee Meetings

The Committee shall meet as often as it deems appropriate, but not less than four times a year, to perform its duties and responsibilities under this charter. The Chair of the Board, any member of the Committee, or the Secretary of the Company may call meetings of the Committee. The Chair of the Committee, in consultation with the Committee members and members of management, will determine the frequency and length of Committee meetings and develop the Committee’s agenda. At the beginning of the year, the Committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The Committee shall maintain written minutes of its meetings, which will be filed with the meeting minutes of the Board.

D. Authority and Resources

The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a Committee meeting. The Committee shall ensure that the Company’s counsel attends each meeting at which equity award grants are to be considered or approved.

The Committee can delegate any of its responsibilities to such person or persons, including officers or employees of the Company or any of its members, except to the extent otherwise prohibited by applicable law or the rules and regulations of the Securities and Exchange Commission or the NASDAQ Stock Market.

The Committee has the right, in its sole discretion, at any time to retain or obtain advice, reports or opinions from such internal and external counsel, compensation consultants and other experts and advisors (each, a “Compensation Advisor”) as it deems necessary or appropriate to assist it in the full performance of its functions. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any Compensation Advisor retained by the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any Compensation Advisor retained by the Committee. Before selecting or receiving advice from a Compensation

Advisor (other than in-house legal counsel), the Committee shall consider such factors as may be required by the rules of the NASDAQ Stock Market or applicable rules of the Securities and Exchange Commission with respect to the independence of the Compensation Advisor.

Notwithstanding anything else contained in this charter to the contrary, the Committee shall not be empowered to approve matters that applicable law, the Company’s charter, or the Company’s bylaws require to be approved by a vote of the full Board.

E. Duties and Responsibilities

The Committee shall:

1.	Review and approve the compensation of the Chief Executive Officer (the “CEO”), the Company’s other executive officers, and, to the extent the Committee deems appropriate, other employees and sales agents, including base salary, bonus and equity awards under the Company’s compensation and incentive plans. The CEO may not be present during voting or deliberations on his or her compensation.
2.	Review and approve any perquisites and benefit policies or programs available to the Company’s executive officers, except to the extent such benefit policies or programs apply to employees and sales agents of the Company generally.
3.	Review annually with the Board an evaluation of the performance of the CEO and the Company’s other executive officers.
4.	Review and approve compensation arrangements for persons newly hired as executive officers of the Company and compensation changes for employees promoted into such roles.
5.	Review and approve any employment or post-employment agreement applicable to any of the Company’s executive officers.
6.	Review annually and make recommendations to the Board regarding the compensation of members of the Board and Board committees.
7.	To the extent it deems necessary or appropriate, recommend to the Board the establishment or modification of equity compensation plans for the Company and its subsidiaries.
8.	Act as administering committee of any bonus for employees and sales agents and other incentive plans, equity compensation plans and equity arrangements that may be adopted by the Company from time to time, with such authority and powers as are set forth in the respective plans’ instruments, in each case subject to applicable policies adopted by the Board.
9.	To the extent it deems necessary or appropriate, review with management the Company’s employee and sales agent benefit policies, programs, and administration.
10.	Oversee and at least annually review compliance with the stock ownership guidelines for directors and executive officers of the Company.
11.	Oversee and at least annually review the assessment and mitigation of risks associated with the Company’s compensation policies and practices.
12.	Review and discuss with management the Company’s Compensation Discussion & Analysis and recommend to the Board whether the Compensation Discussion & Analysis be included in the Company’s proxy statement and annual report on Form 10-K.
13.	Prepare an annual Compensation Committee Report for inclusion in the Company’s proxy statement and annual report on Form 10-K.
14.	Consider the results of shareholder advisory votes on executive compensation (say-on-pay) and the frequency of such votes.
15.	Review annually the Committee’s charter, structure, processes, and membership requirements and submit any recommended changes to the Board.

16.	Report to the Board concerning the Committee’s activities with such recommendations as the Committee deems appropriate at least once a year.
17.	To the extent it deems necessary or appropriate, review and advise the Board regarding other compensation plans and perform such other functions as assigned by law, the Company’s charter or bylaws, the terms of the applicable plans, or the Board.

.

APPENDIX C
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

There shall be a Committee of the Board of Directors (the “Board”) of China United Insurance Service, Inc. (the “Company”) to be known as the Nominating and Corporate Governance Committee (the “Committee”) with purpose, composition, authority, duties and responsibilities as follows:

A. Purpose of the Committee

The purpose of the Committee is to:

1.	Consider and report periodically to the Board on matters relating to the identification, selection and qualification of Board members and candidates nominated to the Board; and
2.	Advise and make recommendations to the Board of Directors with respect to corporate governance matters.

B. Composition of the Committee

The members of the Committee shall be appointed by the Board. The Committee will be composed of not less than two Board members. Each member shall be “independent” in accordance with applicable law, including the rules and regulations of the Securities and Exchange Commission and the rules of the NASDAQ Stock Market. The Chair of the Committee shall be designated by the Board.

Members of the Committee shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee.

C. Committee Meetings

The Committee shall meet as often as it deems appropriate to perform its duties and responsibilities under this charter. The Chair of the Board, any member of the Committee, or the Secretary of the Company may call meetings of the Committee. The Chair of the Committee, in consultation with the Committee members and members of management, will determine the frequency and length of Committee meetings and develop the Committee’s agenda. At the beginning of the year, the Committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The Committee shall maintain written minutes of its meetings, which will be filed with the meeting minutes of the Board.

D. Authority and Resources

The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a Committee meeting or to meet with any members of, or consultants to, the Committee. The Committee has the right at any time to obtain advice, reports or opinions from internal and external counsel and expert advisors and has the authority to hire and terminate independent legal, financial and other advisors as it may deem necessary, at the Company’s expense, without consulting with, or obtaining approval from, any officer of the Company in advance.

E. Duties and Responsibilities

The Committee shall:

1.	Screen and recommend the selection of nominees to the Board to fill vacancies and newly created directorships based on, among other things, their independence, character, ability to exercise sound judgment, diversity, age, demonstrated leadership, skills, including financial literacy, and experience in the context of the needs of the Board. The Committee is committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which Board nominees are chosen.
2.	Develop a pool of potential director candidates for consideration in the event of a vacancy on the Board.
3.	Oversee the annual Board performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

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4.	Consider the performance of incumbent members of the Board in determining whether to recommend that they be nominated for reelection.
5.	Evaluate and recommend termination of membership of individual directors in accordance with the Company’s bylaws, for cause or for other appropriate reasons.
6.	Make recommendations to the Board concerning the size, structure and composition of the Board and its committees.
7.	Consider shareholder nominees for election to the Board.
8.	Monitor compliance with the Corporate Code of Business Conduct and Ethics and the guidelines regarding director conflicts of interest.
9.	Consider matters of corporate governance and periodically review the Company’s corporate governance policies and recommend to the Board modifications to the policies as appropriate.
10.	Review the Committee’s charter, structure, processes, and membership requirements and submit any recommended changes to the Board at least once a year.
11.	Review the Corporate Code of Business Conduct and Ethics annually and submit any recommended changes to the Board.
12.	Report to the Board concerning the Committee’s activities with such recommendations as the Committee deems appropriate at least once a year.
13.	Perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board.

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APPENDIX D
CORPORATE CODE OF BUSINESS CONDUCT AND ETHICS

Purpose

This Corporate Code of Business Conduct and Ethics (this “Code”) contains the polices that relate to the legal and ethical standards of conduct of directors, officers, employees, agents and representatives (together, “Employees”) of China United Insurance Service, Inc. (together with its controlled subsidiaries and affiliated entities the “Company”) and has been adopted in accordance with the requirements of the United States Securities and Exchange Commission and of the NASDAQ Stock Market Listing Standards. This Code sets forth the Company’s expectations regarding the conduct of the Company’s Employees while acting on the Company’s behalf and also provides guidelines regarding administration of the Code. The Company strives to apply high ethical, moral and legal principles in every aspect of business conduct.

Policy

The Company requires that all laws applicable to it or the conduct of its business, regardless of where located, be observed. If a law conflicts with a policy in this Code, the law must be followed; however, if a local custom or policy conflicts with this Code, this Code must be followed.

This Code and all laws and regulations applicable to the Company must be strictly followed. The exercise of personal discretion or judgment in this area is not acceptable. Each Employee has the personal responsibility to adhere to these standards and apply them in good faith and with reasonable business judgment. Any Employee who does not adhere to these standards is acting outside the scope of employment or agency.

Along with legal compliance, all Employees should observe high standards of business and personal ethics when performing assigned duties. This requires Employees using honesty and integrity when dealing with other Company Employees, the public, the business community, stockholders, customers, suppliers and governmental and regulatory authorities.

Waivers of the Code of Business Conduct and Ethics

Any waiver of this Code for executive officers or directors may be made only by independent directors and will be promptly disclosed to the Company’s shareholders, along with reasons for granting the waiver, as required by law and regulation by the NASDAQ Stock Market Inc. In the absence of a waiver, all directors, officers, and employees must conform their conduct to the letter and spirit of this Code, and no director, officer, or employee shall override, or mandate, approve, or engage in any conduct that violates, the letter or spirit of this Code or any other financial or other policy of the Company.

Compliance with Laws, Rules and Regulations (including Insider Trading Laws)

Obeying the law both in letter and in spirit is the foundation upon which the Company’s ethical standards are built. Although Employees are not expected to know every law that is applicable to the Company, it is important that Employees know enough to ask questions and seek advice from supervisors, managers, lawyers or other appropriate personnel if they have any doubt regarding the legality of an action taken, or not taken, on behalf of the Company.

Purchasing or selling, whether directly or indirectly, securities of the Company while in possession of material non-public information is both unethical and illegal. Employees are also prohibited by law and regulations in the United States from disclosing material non-public information to others who might use such information to directly or indirectly place trades in the Company’s securities. Employees shall also not recommend the purchase or sale of the Company’s securities. Pursuant to Section 16 of the Rules and Regulations of the Securities Exchange Act of 1934, most purchases or sales of securities of the Company by directors, executive officers, and 10% stockholders must be disclosed within two business days of the transaction.

Confidentiality

Employees shall maintain the confidentiality of information entrusted to them by the Company or its customers, except when disclosure is authorized or legally mandated.

Confidential information includes all non-public information that if disclosed might be of use to competitors, or harmful to the Company or its customers. Confidential information also includes all non-public information that is learned about the Company’s suppliers and customers that is not in the public domain. The obligation to preserve confidential information shall continue even after employment or agency with the Company ends. Any documents, papers, records, or other tangible items that contain trade secrets or proprietary information are the property of the Company.

Conflicts of Interest

A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the Company as a whole. This situation can arise when an Employee takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest also arise when an Employee or a member of his or her family or household1, receives improper personal benefits as a result of his or her position in the Company.

It is almost always a conflict of interest for an Employee to work simultaneously for a competitor, customer or supplier. No Employee is permitted to work for a competitor as a consultant or board member. Conflicts of interest can also occur indirectly. For example, a conflict of interest may arise when an Employee is also a major shareholder or has a material interest in a company or organization doing business with the Company. The best policy is to avoid any direct or indirect business connection with the Company’s customers, suppliers or competitors, except on the Company’s behalf.

Prior to engaging in any material transaction or relationship not specifically addressed herein that reasonably could be expected to give rise to a conflict of interest; an Employee shall consult with the Chairman of the Nominating & Corporate Governance Committee.

Each independent director shall use reasonable efforts to ensure that he or she does not have any relationships or engage in any activities that would result in such director not being independent for purposes of the Securities Act of 1934, as amended, the rules and regulations of the Securities Exchange Commission or the rules of the NASDAQ Stock Market, Inc. (including if such director is a member of the Company’s Audit Committee, rules regarding independence applicable to service on such committee). Prior to engaging in any material relationship or activity that reasonably could be expected to affect such director’s independence; the director shall consult with the Chairman of the Nominating & Corporate Governance Committee of the Company who shall determine if such relationship or activity is permitted under the independence standards established by the Board of Directors. If the independence standards set by the Board of Directors do not address the specific relationship or activity being reviewed, such relationship or activity shall be referred to the Board of Directors for determination.

Corporate Opportunities

Employees are prohibited from (a) taking for themselves personally opportunities that are discovered through the use of corporate property, information, or position; and (b) using corporate property, information, or position for personal gain. No Employee shall compete in any way with the Company. Employees owe a duty to the Company to advance its legitimate interest when the opportunity to do so arises.

Fair Dealing

Each Employee should endeavor to deal fairly with the Company’s customers, suppliers, competitors and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

[1]	Such persons include an Employee’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, or any person (other than a tenant or employee) sharing the Employee’s household.

Gifts

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers or suppliers. No gift or entertainment should ever be offered, given, provided or accepted by any Employee, family member of an Employee unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Supervisors can advise on the appropriateness of any gifts or proposed gifts.

Protection and Proper Use of Company Assets

All Employees should protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. All Company assets should be used for legitimate business purposes. Company assets and equipment should only be used for Company business, although incidental personal use of assets may be permitted in some circumstances. No executive officer (or the equivalent thereof) or Director shall seek or accept from the Company or any subsidiary of the Company credit, an extension of credit or the arrangement of an extension of credit in the form of a personal loan, and any existing personal loan shall not be materially modified, extended or renewed.

Preparation and Certification of 1934 Act Reports

Each Annual Report on Form 10-K of the Company shall contain an internal control report that (i) states the responsibility of management for establishing and maintaining an adequate internal control structure and procedures for financial reporting; (ii) contains an assessment, as of the end of the most recent fiscal year of the Company, of the effectiveness of the internal control structure and procedures of the Company for financial reporting; (iii) as of the end of the Company’s the most recent fiscal year of, includes a statement that the Company’s independent auditor has attested to, and reported on, management’s evaluation of the internal controls and procedures for financial reporting; (iv) includes the attestation report of the Company’s independent auditor; and (v) otherwise complies with Section 404 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the Securities and Exchange Commission.

The principal executive officer(s) and principal financial officer(s) of the Company shall make the certifications required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002. In addition, the Company shall comply in all respects with Section 404 of the Sarbanes-Oxley Act of 2002.

Employee Relations

All Employees, regardless of position, shall do their best to work together to meet the following objectives:

•	Respect each employee, worker and representative of customers, suppliers and contractors as an individual, showing courtesy and consideration and fostering personal dignity. Members of the management team shall use good judgment and exercise appropriate use of their influence and authority in their interactions with employees, customers, suppliers, contractors and partners of the Company;
•	Make a commitment to and demonstrate equal treatment of all employees, workers, customers, suppliers and contractors of the Company without regard to race, color, gender, religion, age, national origin, citizenship status, military service or reserve or veteran status, sexual orientation or disability;
•	Provide a workplace free of harassment of any kind, including on the basis of race, color, gender, religion, age, national origin, citizenship status, military service or reserve or veteran status, sexual orientation or disability;
•	Employees who are members of management should keep employees generally informed of the policies, plans and progress of the Company through regular communications;
•	Provide and maintain a safe, healthy and orderly workplace; and
•	Assure uniformly fair compensation and benefit practices that will attract, reward and retain quality employees.

Non-Discrimination Policy

The Company values the diversity of its Employees and is committed to providing an equal opportunity in all aspects of employment to all Employees without regard to race, color, gender, religion, age, national origin, citizenship status, military service or reserve or veteran status, sexual orientation, or disability.

Freedom of Association

The Company recognizes and respects the right of Employees to exercise their lawful rights of free association, including joining or not joining any association.

Disciplinary Practices

The Company will not condone any type of harassment, abuse or punishment, whether corporal, mental or physical, of an Employee by another Employee or any partner, customer or supplier of the Company.

Governmental Affairs and Political Contributions

The Company’s official policy concerning all governmental, political, and public matters in which the Company has an interest will be decided and announced by, or at least with prior approval from, the Board of Directors. No alteration of or deviation from such official policy will be made without the prior approval of the Board of Directors.

The U.S. Foreign Corrupt Practices Act, and similar laws in other countries, prohibit offering or giving anything of value, directly or indirectly, to government officials in order to obtain or retain business. Employees may not make illegal payments to government officials themselves or through a third party. Employees who are conducting business with the government officials of any country must contact the Administration Center for guidance on the law governing payments and gifts to governmental officials.

Reporting any Illegal or Unethical Behavior

The Company proactively promotes ethical behavior. Employees should report violations of laws, rules, regulations, or this Code to appropriate personnel. To encourage Employees to report such violations, the Company will not allow retaliation for reports of misconduct made in good faith by Employees. Employees are expected to cooperate in internal investigations of misconduct.

Cooperation with Government Investigations

It is the Company’s policy to cooperate with all governmental investigative authorities. Each Employee shall retain any record, document or tangible object of the Company that is subject to an investigation or litigation. It is a violation of this Code for any Employee to knowingly alter, destroy, mutilate, conceal, cover up, falsify, or make a false entry in any record, document, or tangible object with the intent to impede, obstruct, or influence the investigation or proper administration of any matter within the jurisdiction of any federal or state department or agency or any bankruptcy, or in relation to or contemplation of any such matter or case.

No Rights Created

This Code is a statement of certain fundamental principles, policies and procedures that govern the Company’s Employees in the conduct of the Company’s business. It is not intended to and does not create any rights in any director, employee, customer, client, visitor, supplier, competitor, shareholder or any other person or entity. It is the Company’s belief that the policy is robust and covers most conceivable situations.

APPENDIX E
CHINA UNITED INSURANCE SERVICE, INC.
2017 LONG-TERM INCENTIVE PLAN

1. History; Effective Date.

CHINA UNITED INSURANCE SERVICE, INC., a Delaware corporation (“CUIS”), has established the CHINA UNITED INSURANCE SERVICE, INC. 2017 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was adopted by the Board of Directors of CUIS (the “Board”) on April 26, 2017. The Plan shall become and is effective as of the date that it is approved by the stockholders of CUIS (the “Effective Date”).

2. Purposes of the Plan.

The Plan is designed to:

(a) promote the long-term financial interests and growth of CUIS and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;

(b) motivate management personnel by means of growth-related incentives to achieve long-range goals; and

(c) further the alignment of interests of Participants with those of the stockholders of CUIS through opportunities for increased stock or stock-based ownership in CUIS.

Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.

3. Terminology.

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.

4. Administration.

(a) Administration of the Plan.  The Plan shall be administered by the Administrator.

(b) Powers of the Administrator.  The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:

(i) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;

(ii) determine the types of Awards to be granted any Eligible Individual;

(iii) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;

(iv) determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) subject to Section 7(b), the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;

(v) subject to Sections 7(f), 7(k), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;

(vi) subject to Section 7(b), accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made with respect to a Qualified Performance-Based Award if the effect of such action would cause the Award to fail to qualify for the Section 162(m) Exemption or shall be made to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;

(vii) determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

(viii) for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;

(ix) establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;

(x) determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;

(xi) administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;

(xii) establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;

(xiii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and

(xiv) otherwise administer the Plan and all Awards granted under the Plan.

(c) Delegation of Administrative Authority.  The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are “covered employees” within the meaning of Section 162(m) of the Code or officers under Section 16 of the Exchange Act.

(d) Non-Uniform Determinations.  The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the

Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(e) Limited Liability; Advisors.  To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, CUIS, and the officers and directors of CUIS shall be entitled to rely upon the advice, opinions or valuations of any such persons.

(f) Indemnification.  To the maximum extent permitted by law, by CUIS’s charter and by-laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of CUIS or an Affiliate shall be indemnified by CUIS against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.

(g) Effect of Administrator’s Decision.  All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including CUIS, its stockholders, any Participants and any other employee, consultant, or director of CUIS and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of CUIS shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.

5. Shares Issuable Pursuant to Awards.

(a) Initial Share Pool.  As of the Effective Date, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan (the “Share Pool”) shall be equal to 10,000,000 shares; provided, however that with respect to such Share Pool, 2,000,000 shares shall be reserved for Eligible Individuals of Action Holdings Financial Limited and its subsidiaries.

(b) Adjustments to Share Pool.  On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:

(i) The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;

(ii) The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares; and.

(iii) The Share Pool shall be increased, on the forfeiture date, by the number of shares of Common Stock that are forfeited back to CUIS after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award.

(c) Code Section 162(m) Individual Limits.  Subject to adjustment as provided in Section 10 of the Plan:

(i) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 1,000,000 shares;

(ii) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Performance Awards is, in the aggregate, 1,500,000 shares; and

(iii) in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Shares, the maximum cash amount payable thereunder is the amount equal to the number of shares made subject to the Award, as limited by Section 5(c)(ii), multiplied by the Fair Market Value as determined as of the payment date; and

(iv) in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Units, the maximum cash amount payable under such Performance Units is $ 1,000,000;

provided, however, that each of the limitations set forth above in clauses (i), (ii) and (iii) of this Section 5(c) shall be multiplied by two when applied to Awards granted to any individual during the calendar year in which such individual first commences service with CUIS or a Subsidiary; and provided, further, that the limitations set forth above in clauses (ii) and (iii) of this Section 5(c) shall be multiplied by the number of calendar years over which the applicable Performance Period spans (in whole or in part), if the Performance Period is longer than 12 months’ duration, when applied to Performance Awards. If an Award is terminated, surrendered or canceled in the same year in which it was granted, such Award nevertheless will continue to be counted against the limitations set forth above in this Section 5(c) for the calendar year in which it was granted.

(d) ISO Limit.  Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to the number of shares in the Share Pool as of the Effective Date of the Plan.

(e) Source of Shares.  The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under CUIS’s charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.

6. Participation.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for CUIS or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

7. Awards.

(a) Awards, In General.  The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by CUIS and the Participant receiving the Award (including by electronic delivery and/or electronic signature).

(b) Minimum Restriction Period for Full Value Awards.  Except as provided below and notwithstanding any provision of the Plan to the contrary, each Full Value Award granted under the Plan shall be subject to a minimum Restriction Period of 12 months from the date of grant if vesting of or lapse of restrictions on such Award is based on the satisfaction of Performance Goals and a minimum Restriction Period of 36 months from the date of grant, applied in either pro rata installments or a single installment, if vesting of or lapse of restrictions on such Award is based solely on the Participant’s satisfaction of specified service requirements with the Company. If the grant of a Performance Award is conditioned on satisfaction of Performance Goals, the Performance Period shall not be less than 12 months’ duration, but no additional minimum Restriction Period need apply to such Award. Except as provided below and notwithstanding any provision of the Plan to the contrary, the Administrator shall not have discretionary authority to waive the minimum Restriction Period applicable to a Full Value Award, except in the case of death, disability, retirement, or a Change in Control. The provisions of this Section 7(b) shall not apply and/or may be waived, in the Administrator’s discretion, with respect to up to the number of Full Value Awards that is equal to five percent (5%) of the aggregate Share Pool as of the Effective Date.

(c) Stock Options.

(i) Grants.  A stock option means a right to purchase a specified number of shares of Common Stock from CUIS at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of CUIS or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of CUIS, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.

(ii) Exercise.  Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by CUIS or a Subsidiary or with which CUIS or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.

(iii) Termination of Service.  Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.

(iv) Additional Terms and Conditions.  The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.

(d) Limitation on Reload Options.  The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to CUIS in payment of the exercise price or any tax withholding obligation under any other stock option.

(e) Stock Appreciation Rights.

(i) Grants.  The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by CUIS or a Subsidiary or with which CUIS or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.

(ii) Exercise.  Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by CUIS of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the

Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(iii) Termination of Service.  Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.

(iv) Additional Terms and Conditions.  The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.

(f) Repricing.  Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving CUIS (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by CUIS’s stockholders.

(g) Stock Awards.

(i) Grants.  The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b) Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.

(ii) Vesting.  Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the grant or vesting of a Stock Award upon the attainment of Performance Goals, or the attainment of Performance Goals together with the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Stock Award as a Qualified Performance-Based Award. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

(iii) Rights of a Stockholder; Dividends.  Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by CUIS and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, CUIS shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by CUIS.

(iv) Termination of Service.  Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(v) Additional Terms and Conditions.  The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.

(h) Stock Units.

(i) Grants.  The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Stock Units represent a contractual obligation by CUIS to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.

(ii) Vesting and Payment.  Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the vesting and/or lapse of risk of forfeiture of Restricted Stock Units upon the attainment of Performance Goals, or the attainment of Performance Goals together with the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Award of Restricted Stock Units as a Qualified Performance-Based Award. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by CUIS, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

(iii) No Rights of a Stockholder; Dividend Equivalents.  Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of CUIS with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.

(iv) Termination of Service.  Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(v) Additional Terms and Conditions.  The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.

(i) Performance Shares and Performance Units.

(i) Grants.  The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.

(ii) Performance Criteria.  The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The Administrator may, prior to or at the time of grant, designate an Award of Performance Shares or Performance Units as a Qualified Performance-Based Award. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

(iii) Additional Terms and Conditions.  The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.

(j) Other Stock-Based Awards.  The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.

(k) Qualified Performance-Based Awards.

(i) Stock Options and Stock Appreciation Rights.  The provisions of the Plan are intended to ensure that all stock options and stock appreciation rights granted hereunder to any Participant who is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such stock option or stock appreciation right is expected to be deductible to CUIS or a Subsidiary qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards, and the Plan shall be interpreted and operated consistent with that intention.

(ii) Grant Process for Performance Awards.  When granting any Award other than a stock option or stock appreciation right, the Administrator may designate such Award as a Qualified Performance-Based Award, based upon a determination that (A) the recipient is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) with respect to such Award and (B) the Administrator wishes such Award to qualify for the Section 162(m) Exemption. For any Award so designated as a Qualified Performance-Based Award, the Administrator shall take steps to ensure that the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of “outside directors” (within the meaning of Section 162(m) of the Code) and that the Performance Goals be established, in writing, by the Administrator within the time period prescribed by Section 162(m) of the Code). The Performance Goals established by the Administrator for each Qualified Performance-Based Award shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Administrator may retain in an Award Agreement the discretion to reduce (but not to increase) the amount or number of Qualified Performance-Based Awards which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Administrator shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals.

(iii) Certification and Payment.  Following completion of the applicable Performance Period, and prior to any, as applicable, grant, vesting, lapse of restrictions on or payment of a Qualified Performance-Based Award, the Administrator shall determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Administrator at which certification is made shall be sufficient to satisfy the requirement of a written certification. No Qualified Performance-Based Awards will be granted, become vested, have restrictions lapse or be paid, as applicable, for a Performance Period until such certification is made by the Administrator. The amount of a Qualified Performance-Based Award actually granted, vested, or paid to a Participant, or on which restrictions shall lapse, may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Administrator to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period or otherwise, subject to the terms and conditions of the applicable Award Agreement.

(iv) Performance Goals.  Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with CUIS’s or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; or (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. For all Awards intended to qualify as Qualified Performance-Based Awards, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

(v) Non-delegation.  No delegate of the Administrator is permitted to exercise authority granted to the Administrator under Section 4 to the extent that the exercise of such authority by the delegate would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

(l) Awards to Participants Outside the United States.  The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause CUIS or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.

(m) Limitation on Dividend Reinvestment and Dividend Equivalents.  Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(m).

8. Withholding of Taxes.

Participants and holders of Awards shall pay to CUIS or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of CUIS under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to CUIS and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation, for equity-classified awards) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. CUIS or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.

9. Transferability of Awards.

(a) General Nontransferability Absent Administrator Permission.  Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any CUIS stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.

(b) Administrator Discretion to Permit Transfers Other Than For Value.  Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.

10. Adjustments for Corporate Transactions and Other Events.

(a) Mandatory Adjustments.  In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting CUIS (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of CUIS (each, a “Share Change”) that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

(b) Discretionary Adjustments.  In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a

Corporate Event with respect to which stockholders of CUIS receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of CUIS and securities of entities other than CUIS) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).

(c) Adjustments to Performance Goals.  The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in CUIS’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other CUIS filings with the Securities and Exchange Commission; provided, however, that, except in connection with death, disability or a Change in Control, no such adjustment shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of CUIS or the applicable subsidiary, business segment or other operational unit of CUIS or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable; provided, however, that, except in connection with death, disability or a Change in Control, no such modification shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award.

(d) Statutory Requirements Affecting Adjustments.  Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.

(e) Dissolution or Liquidation.  Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of CUIS.

11. Change in Control Provisions.

(a) Termination of Awards.  Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:

(i) the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in

Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;

(ii) the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

(iii) the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;

(iv) the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and

(v) the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.

(b) Continuation, Assumption or Substitution of Awards.  The administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.

(c) Other Permitted Actions.  In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.

(d) Section 409A Savings Clause.  Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.

12. Substitution of Awards in Mergers and Acquisitions.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of CUIS or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with CUIS or a Subsidiary, or the acquisition by CUIS of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.

13. Compliance with Securities Laws; Listing and Registration.

(a) The obligation of CUIS to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which CUIS’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of CUIS’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but CUIS shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to CUIS in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.

14. Section 409A Compliance.

It is the intention of CUIS that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither CUIS nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by CUIS and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).

15. Plan Duration; Amendment and Discontinuance.

(a) Plan Duration.  The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) April 25, 2027. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before April 25, 2027, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards. Notwithstanding the continuation of the Plan, no Award (other than a stock option or stock appreciation right) that is intended to be a Qualified Performance-Based Award shall be granted on or after the fifth anniversary of the Effective Date unless the material terms of the applicable performance goals, within the meaning of Treasury Regulation Section 1.162-27(e)(4)(i), are approved by the stockholders of CUIS no later than the first stockholder meeting that occurs in the fifth year following the Effective Date.

(b) Amendment and Discontinuance of the Plan.  The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to CUIS or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of CUIS’s stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(f) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or

Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Amendment of Awards.  Subject to Section 7(f), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.

16. General Provisions.

(a) Non-Guarantee of Employment or Service.  Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of CUIS or any Affiliate or shall interfere in any way with the right of CUIS or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that CUIS is the Participant’s employer or that the Participant has an employment relationship with CUIS.

(b) No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between CUIS and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from CUIS pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of CUIS.

(c) Status of Awards.  Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of CUIS or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) CUIS or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.

(d) Subsidiary Employees.  In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, CUIS may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to CUIS.

(e) Governing Law and Interpretation.  The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and

(iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.

(f) Use of English Language.  The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.

(g) Recovery of Amounts Paid.  Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which CUIS may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.

17. Glossary.

Under this Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock, and with respect to any Award that is intended to be a Qualified Performance-Based Award, the Administrator shall consist of two or more directors, each of whom is intended to be, to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; provided, that with respect to Awards made to a member of the Board who is not an employee of the Company, “Administrator” means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, CUIS or any successor to CUIS. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award.

“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“Board” means the Board of Directors of CUIS.

“Cause” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement (i) the Participant’s plea of guilty or nolo contendere to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of CUIS, any of its Affiliates or a successor to CUIS or an Affiliate, as determined by the Administrator in its sole discretion, or that legally prohibits the Participant from working for CUIS, any of its Subsidiaries or a successor to CUIS or a Subsidiary; (ii) a breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s employment duties to CUIS, any of its Subsidiaries or a successor to CUIS or a Subsidiary, in any material respect; or (iii) the Participant’s failure, in any material respect, to (A) perform the Participant’s employment duties, (B) comply with the applicable policies of CUIS, or of its Subsidiaries, or a successor to CUIS or a Subsidiary, or (C) comply with covenants contained in any contract or Award Agreement to which the Participant is a party; provided, however, that the Participant shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause (iii) and the Participant shall have 30 days following receipt of such written notice (the “Cure Period”) during which the Participant may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist.

“Change in Control” means the first of the following to occur: (i) a Change in Ownership of CUIS, (ii) a Change in Effective Control of CUIS, or (iii) a Change in the Ownership of Assets of CUIS, as described herein and construed in accordance with Code section 409A.

(i) A “Change in Ownership of CUIS” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of CUIS that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of CUIS. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of CUIS, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of CUIS or to cause a Change in Effective Control of CUIS (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which CUIS acquires its stock in exchange for property will be treated as an acquisition of stock.

(ii) A “Change in Effective Control of CUIS” shall occur on the date either (A) a majority of members of CUIS’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of CUIS’s Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of CUIS possessing 51% or more of the total voting power of the stock of CUIS.

(iii) A “Change in the Ownership of Assets of CUIS” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from CUIS that have a total gross fair market value equal to or more than 80% of the total gross fair market value of all of the assets of CUIS immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of CUIS, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The following rules of construction apply in interpreting the definition of Change in Control:

(A) A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by CUIS and by entities controlled by CUIS or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of CUIS pursuant to a registered public offering.

(B) Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

(C) A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of CUIS.

(D) For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

“Common Stock” means shares of common stock of CUIS, par value $ 0.00001 per share, and any capital securities into which they are converted.

“Company” means China United Insurance Service, Inc., and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only China United Insurance Service, Inc..

“Compensation Committee” means the Compensation Committee of the Board.

“CUIS” means China United Insurance Service, Inc., a Delaware corporation.

“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

“Effective Date” means the date on which adoption of the Plan is approved by the stockholders of CUIS.

“Eligible Individuals” means (i) officers and employees of, and other individuals (including sales agents who are exclusive agents of the Company or its subsidiaries or derive more than 50% of their income from those entities), including non-employee directors, who are natural persons providing bona fide services to or for, CUIS or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for CUIS’s securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from CUIS or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.

“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:

(i) if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the

Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;

(ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or

(iii) if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.

Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

“Full Value Award” means an Award that results in Company transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which Company transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.

“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.

“Nonqualified Option” means any stock option that is not an Incentive Stock Option.

“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.

“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.

“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.

“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator; provided, however, that in the case of Qualified Performance-Based Awards, such performance goals shall be based on the attainment of specified levels of one or more Performance Metrics.

“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.

“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

(i) Earnings or Profitability Metrics:  any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;

(ii) Return Metrics:  any derivative of return on investment, assets, equity or capital (total or invested);

(iii) Investment Metrics:  relative risk-adjusted investment performance; investment performance of assets under management;

(iv) Cash Flow Metrics:  any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

(v) Liquidity Metrics:  any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);

(vi) Stock Price and Equity Metrics:  any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and/or

(vii) Strategic Metrics:  metrics including, but not limited to completion of an identified special project; sales or net sales; market share; market penetration; economic value added; customer service; customer satisfaction; balance of cash, cash equivalents and marketable securities; growth in assets; key hires; employee satisfaction; employee retention; business expansion; acquisitions, divestitures, joint ventures; capital or fund raising to support operations; government grants; license arrangements; collaboration or customer agreements or arrangements; legal compliance or safety and risk reduction; or such other measures as determined by the Administrator consistent with these performance measures.

“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.

“Plan” means this China United Insurance Service, Inc. 2017 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

“Qualified Performance-Based Award” means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 7(k).

“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).

“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period in accordance with Section 7(b)).

“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with CUIS if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.

“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.

“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, CUIS and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among CUIS and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with CUIS and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with CUIS and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for CUIS or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with CUIS or any Subsidiary.

“Unit” means a bookkeeping entry used by CUIS to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.

{end of document}

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

		For		Against	Abstain
1.	**Election of Directors Nominees**				
1a	**Chwan Hau Li**	☐		☐	☐
1b	**Fu Chang Li**	☐		☐	☐
1c	**Chih-Yuan Lu**	☐		☐	☐
1d	**Hsin Lo Tien**	☐		☐	☐
1e	**Chun-Hui Yang**	☐		☐	☐
1f	**Tse-Hsun Niu**	☐		☐	☐
2.	**To approve, by advisory vote, the compensation of the Company's named executive officers**	☐		☐	☐
3.	**To approve, by a non-binding advisory vote, the frequency of the advisory vote on compensation of our named executive officers**	☐**1 year**	☐**2 years**	☐**3 years**	☐
4.	**To ratify the selection of Simon & Edward, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.**	☐		☐	☐
5.	**To approve the China United Insurance Service, Inc. 2017 Long-Term Incentive Plan**	☐		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice & Proxy Statement are available at *www.proxyandprinting.com*.

PROXY
CHINA UNITED INSURANCE SERVICE, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 12, 2017

The undersigned hereby appoints Yi Hsiao Mao as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of China United Insurance Service, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan on May 12, 2017, at 3:00 p.m. local time, and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the Board of Directors.

YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy to 7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan.

(Continued and to be signed on reverse side)